As filed with the U.S. Securities and Exchange Commission
                              on February 20, 2004


                        Securities Act File No. 33-11075
                    Investment Company Act File No. 811-4964

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                          Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 23                    [x]


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]


                                Amendment No. 25                            [x]
                                              --


                        (Check appropriate box or boxes)

                      Credit Suisse New York Municipal Fund

            (formerly known as Credit Suisse Warburg Pincus New York
                          Intermediate Municipal Fund)

               (Exact Name of Registrant as Specified in Charter)

                 466 Lexington Avenue
            New York, New York 10017-3147                        10017-3140
------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 875-3500

                                 Hal Liebes, Esq
                      Credit Suisse New York Municipal Fund
                              466 Lexington Avenue
                          New York, New York 10017-3140

        ----------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


                            Dianne E. O'Donnell, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: February 28, 2004.



It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)


[x]   on February 28, 2004 pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          ---------------------------

CREDIT SUISSE FUNDS
PROSPECTUS
COMMON CLASS
FEBRUARY 28, 2004

| |  CREDIT SUISSE
     NEW YORK MUNICIPAL FUND

| |  CREDIT SUISSE
     FIXED INCOME FUND

| |  CREDIT SUISSE
     GLOBAL FIXED INCOME FUND



Each fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of Credit Suisse Asset Management, LLC, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of (2) fund and open new accounts under the same social security number.

Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.....................................................................3
         Goals And Principal Strategies........................................3
         A WORD ABOUT RISK.....................................................4
         INVESTOR PROFILE......................................................5
PERFORMANCE SUMMARY............................................................7
         Year-By-Year Total Returns............................................7
         Average Annual Total Returns..........................................8
INVESTOR EXPENSES.............................................................11
         Fees And Fund Expenses...............................................11
         Example..............................................................12
THE FUNDS IN DETAIL he Management Firms.......................................13
         Multi-Class Structure................................................14
         Fund Information Key.................................................14
NEW YORK MUNICIPAL FUND.......................................................16
FIXED INCOME FUND.............................................................19
GLOBAL FIXED INCOME FUND......................................................23
MORE ABOUT RISK...............................................................27
         Introduction.........................................................27
         Types Of Investment Risk.............................................27
         Certain Investment Practices.........................................29
MEET THE MANAGERS.............................................................32
ABOUT YOUR ACCOUNT............................................................35
         Share Valuation......................................................35
         Account Statements...................................................35
         Distributions........................................................35
         TAXES................................................................36
BUYING SHARES.................................................................39
SELLING SHARES ELLING SHARES IN WRITING HAREHOLDER SERVICES...................42
OTHER POLICIES................................................................47

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

------------------------------------------------ ---------------------------------- ----------------------------------
                   FUND/GOAL                           PRINCIPAL STRATEGIES              PRINCIPAL RISK FACTORS
------------------------------------------------ ---------------------------------- ----------------------------------
NEW YORK MUNICIPAL FUND                          | | Invests at least 80% of        | |     Credit risk
To maximize current interest income exempt           its net assets, plus any       | |     Geographic risk
from regular federal income tax and New York         borrowings for investment      | |     Interest-rate risk
State and New York City personal income taxes,       purposes, in New York          | |     Market risk
to the extent consistent with prudent                municipal securities           | |     Non-diversified status
investment and the preservation of capital       | | Normally maintains a
                                                     weighted-average portfolio
                                                     maturity of between three and
                                                     10 years
                                                 | | Emphasizes nvestment-grade
                                                     securities
------------------------------------------------ ---------------------------------- ----------------------------------
FIXED INCOME FUND                                | | Invests at least 80% of        | |     Credit risk
To generate high current income consistent           its net assets, plus any       | |     Foreign securities
with reasonable risk and, secondarily, capital       borrowings for investment      | |     Interest-rate risk
appreciation                                         purposes, in fixed-income      | |     Market risk
                                                     securities                     | |     Speculative risk
                                                 | | Normally maintains a
                                                     weighted-average portfolio
                                                     maturity of 10 years or less
                                                 | | Favors investment-grade
                                                     securities, but may diversify
                                                     credit quality in pursuit of
                                                     its goal
------------------------------------------------ ---------------------------------- ----------------------------------
GLOBAL FIXED INCOME FUND                         | | Invests at least 80% of        | |     Credit risk
To maximize total investment return consistent       its net assets, plus any       | |     Foreign securities
with prudent investment management, consisting       borrowings for investment      | |     Interest-rate risk
of a combination of interest income, currency        purposes, in fixed-income      | |     Market risk
gains and capital appreciation                       securities of issuers located  | |     Speculative risk
                                                     in at least 3 countries, which
                                                     may include the U.S.
                                                 | | Favors investment-grade
                                                     securities, but may diversify
                                                     credit quality in pursuit of
                                                     its goal
                                                 | | Investment decisions are
                                                     based on fundamental market
                                                     factors, currency trends and
                                                     credit quality.
------------------------------------------------ ---------------------------------- ----------------------------------

A WORD ABOUT RISK

         All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

         Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

         Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

All funds

         The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

Fixed Income Fund, Global Fixed Income Fund

         Since these funds invest in foreign securities, they carry additional risks that include:

         - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although a fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

         - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

         - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

GEOGRAPHIC RISK

New York Municipal Fund

         A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance.

INTEREST-RATE RISK

All funds

         Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

All funds

         The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

         Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

New York Municipal Fund

         The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

SPECULATIVE RISK

Fixed Income Fund, Global Fixed Income Fund

         To the extent that a derivative or practice is not used as a hedge, the funds are directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

INVESTOR PROFILE

         THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

         o are seeking total return (Global Fixed Income Fund) or investment income (New York Municipal Fund, Fixed Income Fund)

         o are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

         o    want to diversify their portfolios with fixed-income funds

         THEY MAY NOT BE APPROPRIATE IF YOU:

         o    are investing for maximum return over a long time horizon

         o    require stability of your principal

         In addition, the New York Municipal Fund may not be appropriate for IRAs or other tax-advantaged plans.

         You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index and other indexes, if applicable. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:       1994     1995      1996     1997      1998     1999      2000     2001      2002     2003
NEW YORK MUNICIPAL      -0.55%    9.64%     4.32%    5.88%     5.48%   -0.41%     9.04%    4.73%     8.16%    3.28%
FUND
 Best quarter: 3.54%
(Q4 00) Worst quarter:
-2.87% (Q1 94)
 Inception date:
4/1/87

FIXED INCOME FUND       -0.67%   15.13%     5.15%    8.80%     6.51%   -0.04%     9.40%    5.51%     1.68%    6.57%
 Best quarter: 5.81%
(Q2 95) Worst quarter:
-1.63% (Q2 02)
 Inception date:
8/17/87

GLOBAL FIXED INCOME     19.62%   -5.48%    16.01%    9.97%     2.17%    8.42%     0.39%    7.24%    10.22%   14.47%
FUND
 Best quarter: 6.16%
(Q2 95) Worst quarter:
-3.27% (Q1 94)
 Inception date:
11/1/90
----------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
                                          ONE YEAR       FIVE YEARS       TEN YEARS        LIFE OF       INCEPTION
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
        PERIOD ENDED 12/31/03:              2003          1999-2003       1994-2003         CLASS           DATE
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
NEW YORK MUNICIPAL FUND
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
RETURN BEFORE TAXES                         3.28%          4.91%            4.90%           5.65%          4/1/87
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
RETURN AFTER TAXES ON DISTRIBUTIONS         3.15%          4.77%            4.74%           5.52%
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                     3.51%          4.73%            4.72%           5.47%
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND
INDEX (REFLECTS NO DEDUCTIONS FOR
FEES, EXPENSES OR TAXES)(1)                 4.13%          5.57%            5.43%           6.25%(2)
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
FIXED INCOME FUND
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
RETURN BEFORE TAXES                        6.57%          4.79%            5.92%           7.06%          8/17/87
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
RETURN AFTER TAXES ON DISTRIBUTIONS        5.12%          2.57%            3.44%           4.50%
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                    4.25%          2.69%            3.48%           4.50%
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
LEHMAN BROTHERS U.S. AGGREGATE BOND        4.11%          6.62%            6.95%           8.34%(4)
INDEX (REFLECTS NO DEDUCTIONS FOR
FEES, EXPENSES OR TAXES)(3)
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
GLOBAL FIXED INCOME FUND
RETURN BEFORE TAXES                       14.47%          6.98%            6.47%           7.67%          11/1/90
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
RETURN AFTER TAXES ON DISTRIBUTIONS       10.29%          3.93%            3.55%           4.80%
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                    9.38%          4.04%            3.66%           4.80%
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------
LEHMAN BROTHERS GLOBAL AGGREGATE BOND     12.51%          5.43%            6.82%           7.89%(7)
INDEX(5)
--------------------------------------- -------------- ---------------- --------------- -------------- ---------------

1 The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds with maturities between four and six years, and is calculated by Lehman Brothers Inc.

2    Performance since January 1, 1988.

3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service Inc.; the Standard & Poor's Division of The McGraw-Hill Companies, Inc. or Fitch IBCA Inc.

4    Performance since July 31, 1987.

5 The Lehman Brothers Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S.

     AggregateTM Bond Index, the Pan-EuropeanTM Aggregate Index, the Global TreasuryTM Index, the Asian-PacificTM Aggregate Index, the EurodollarTM Index and the U.S. Investment Grade 144A Index.

6    Performance since October 31, 1990.



                            UNDERSTANDING PERFORMANCE

         | | TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

         | | A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

         | | An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

         | | Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

         | | AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                       This page intentionally left blank

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder of each fund. Annual fund operating expenses are for the fiscal year ended October 31, 2003.

---------------------------------------------------------- -------------------- ---------------- ---------------------
                                                           NEW YORK MUNICIPAL    FIXED INCOME    GLOBAL FIXED INCOME
                                                                  FUND               FUND                FUND
---------------------------------------------------------- -------------------- ---------------- ---------------------
SHAREHOLDER FEES
   (paid directly from your investment)
---------------------------------------------------------- -------------------- ---------------- ---------------------
Sales charge (load) on purchases                           NONE                 NONE             NONE
---------------------------------------------------------- -------------------- ---------------- ---------------------
Deferred sales charge (load)                               NONE                 NONE             NONE
---------------------------------------------------------- -------------------- ---------------- ---------------------
Sales charge (load) on reinvested distributions            NONE                 NONE             NONE
---------------------------------------------------------- -------------------- ---------------- ---------------------
Redemption fees                                            NONE                 NONE             NONE
---------------------------------------------------------- -------------------- ---------------- ---------------------
Exchange fees                                              NONE                 NONE             NONE
---------------------------------------------------------- -------------------- ---------------- ---------------------
ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
---------------------------------------------------------- -------------------- ---------------- ---------------------
Management fee                                                0.40%                0.50%            1.00%
---------------------------------------------------------- -------------------- ---------------- ---------------------
Distribution and service (12b-1) fee                       NONE                 NONE             NONE
---------------------------------------------------------- -------------------- ---------------- ---------------------
Other expenses                                                0.46%                0.48%            0.71%
---------------------------------------------------------- -------------------- ---------------- ---------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                         0.86%                0.98%            1.71%
---------------------------------------------------------- -------------------- ---------------- ---------------------

* Estimated fees and expenses for the fiscal year ending October 31, 2004 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

EXPENSES AFTER WAIVERS AND REIMBURSEMENTS      NEW YORK MUNICIPAL     FIXED INCOME       GLOBAL FIXED
                                                      FUND                FUND            INCOME FUND
Management fee                                        0.14%              0.22%               0.24%
Distribution and service (12b-1) fee                  NONE                NONE               NONE
Other expenses                                        0.46%              0.48%               0.71%
                                                      ----               ----                ----
NET ANNUAL FUND OPERATING EXPENSES                    0.60%              0.70%               0.95%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                             ONE YEAR    THREE YEARS    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND        $   88       $  274        $  477         $1,061
--------------------------------------------------------------------------------
FIXED INCOME FUND              $  100       $  312        $  542         $1,201
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND       $  174       $  539        $  928         $2,019
--------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

THE MANAGEMENT FIRMS
CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

| |  Investment adviser for the funds

| | Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the Global Fixed Income Fund

| | A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

| | As of December 31, 2003, Credit Suisse Asset Management companies managed approximately $51 billion in the U.S. and $317.9 billion globally

| | Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

         For the 2003 fiscal year, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid CSAM 0.14%, 0.22% and 0.24%, respectively, of their average net assets for advisory services.

         For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT, LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

| |  Sub-investment adviser for the Global Fixed Income Fund

| | Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

| |  Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT, LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

| |  Sub-investment adviser for the Global Fixed Income Fund

| | Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

| |  Also a member of Credit Suisse Asset Management

MULTI-CLASS STRUCTURE

This Prospectus offers Common Class shares of the fund. Common Class shares are no load. The funds offer additional classes of shares, as described in separate Prospectuses.

FUND INFORMATION KEY

         Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

         The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

         The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

         The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

         The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

         A table showing the fund's audited financial performance for up to five years.

         - TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

         - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital-gains, which could raise your income-tax liability.

         The Annual Report includes the auditor's report, along with each fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

                             NEW YORK MUNICIPAL FUND

GOAL AND STRATEGIES

         The New York Municipal Fund seeks to maximize current interest income exempt from regular federal income tax and New York State and New York City personal income taxes, to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in New York municipal securities.

         "New York municipal securities" are debt obligations (other than short-term securities) the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes.

         Under normal market conditions, the fund will:

         o invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities.

         o    maintain a weighted-average maturity of between three and 10 years

         The fund's policy of investing 80% of its net assets in New York municipal securities may be changed only by the shareholders of the fund. The fund's investment objective may be changed without shareholder approval.

                  PORTFOLIO INVESTMENTS

         The fund invests at least 65% of assets in New York municipal securities that are rated investment grade. The fund may invest up to 20% of net assets in types of debt securities other than New York municipal securities. To a limited extent, it may also engage in other investment practices.

                  RISK FACTORS

         This fund's principal risk factors are:

         o    credit risk

         o    geographic risk

         o    interest-rate risk

         o    market risk

         o    non-diversified status

         You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

         The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The fund may be more volatile than a more geographically diverse municipal fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York State and New York City have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York taxes.

         The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

         "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

                  PORTFOLIO MANAGEMENT

         Lori A. Cohane and Frank J. Biondo manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

----------------------------------------- ------------- ------------ ------------- ------------ ------------
              COMMON CLASS                   10/03         10/02        10/01         10/00        10/99
                YEAR ENDED:
----------------------------------------- ------------- ------------ ------------- ------------ ------------
PER SHARE DATA
----------------------------------------- ------------- ------------ ------------- ------------ ------------
Net asset value, beginning of year        $     10.81      $  10.74     $  10.24      $  10.04     $  10.54
                                          ------------- ------------ ------------- ------------ ------------
Investment operations
Net investment income                            0.38          0.38(1)      0.43          0.44         0.42
Net gain (loss) on investments (both
   realized and unrealized)                      0.05          0.13         0.50          0.20        (0.44)
----------------------------------------- ------------- ------------ ------------- ------------ ------------
Total from investment operations                 0.43          0.51         0.93          0.64        (0.02)
----------------------------------------- ------------- ------------ ------------- ------------ ------------
Less Dividends and Distributions
Dividends from net investment income      (0.38)              (0.38)       (0.43)        (0.44)       (0.42)
Distributions from net realized gains     (0.18)              (0.06)       --            --           (0.06)
----------------------------------------- ------------- ------------ ------------- ------------ ------------
Total dividends and distributions                             (0.44)       (0.43)        (0.44)       (0.48)
                                          (0.56)
----------------------------------------- ------------- ------------ ------------- ------------ ------------
Net asset value, end of year              $      10.68     $  10.81     $  10.74      $  10.24     $  10.04
----------------------------------------- ------------- ------------ ------------- ------------ ------------
Total return(2)                                4.05%           4.91%        9.20%         6.54%       (0.26)%
----------------------------------------- ------------- ------------ ------------- ------------ ------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------- ------------- ------------ ------------- ------------ ------------
Net assets, end of year (000s omitted)    $    63,423       $83,434     $113,371       $74,948      $83,934
Ratio of expenses to average net assets
   (3)                                         0.60%           0.60%        0.60%         0.62%        0.61%
Ratio of net investment income to
   average net assets                          3.51%           3.58%        4.03%         4.37%        4.03%
Decrease reflected in above operating
   expense ratios due to waivers               0.26%           0.25%        0.16%         0.11%        0.10%
Portfolio turnover rate                           6%             34%          51%           29%          55%
----------------------------------------- ------------- ------------ ------------- ------------ ------------

(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% and .01%, for the years ended October 31, 2000, and 1999, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was .60% for the years ended October 31, 2000 and 1999, respectively. For the years ended October 31, 2003, 2002, and 2001 there was no effect on the net operating expense ratio because of transfer agent credits.

                                FIXED INCOME FUND

GOAL AND STRATEGIES

         The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

         Under normal market conditions:

         o at least 65% of the fund's fixed-income securities will be investment grade

         o the fund will maintain a weighted-average maturity of 10 years or less

              PORTFOLIO INVESTMENTS

         Under normal market conditions, this fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities such as:

         o    corporate bonds, debentures and notes

         o    convertible debt securities

         o    preferred stocks

         o    government securities

         o    municipal securities

         o    mortgage-backed securities

         o    repurchase agreements involving portfolio securities

         The fund may invest:

         o without limit in U.S. dollar-denominated, investment-grade foreign securities

         o    up to 35% of assets in non-dollar-denominated foreign securities

         o up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

         o    up to 35% of assets in emerging markets debt securities

         To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option. which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).

         The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the SAI and under "Certain Investment Practices" below.

         The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

RISK FACTORS

         The fund's principal risk factors are:

         o    credit risk

         o    foreign securities

         o    interest rate risk

         o    market risk

         o    speculative risk

         You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

         Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

         To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

         These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

         PORTFOLIO MANAGEMENT

         The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Jo Ann Corkran, Suzanne E. Moran, Leland E Crabbe and David N. Fisher. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

------------------------------------------------- ------------- ------------ ------------- ------------- -------------
COMMON CLASS YEAR ENDED:                             10/03       10/02(1)       10/01         10/00         10/99
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
PER SHARE DATA
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
Net asset value, beginning of year                     $ 9.42     $   10.33    $    9.78     $    9.89     $   10.41
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
Investment operations
Net investment income                                    0.37(2)       0.50         0.64          0.64          0.57
Net gain (loss) on investments (both realized
and unrealized) and foreign currency related
items (both realized and unrealized)                     0.49         (0.91)        0.55         (0.11)        (0.48)
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
 Total from investment operations                        0.86         (0.41)        1.19          0.53          0.09
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
Less Dividends and Distributions
Dividends from net investment income                    (0.44)        (0.50)       (0.64)        (0.64)        (0.57)
Distributions from net realized gains                   --            --           --            --            (0.04)
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
 Total dividends and distributions                      (0.44)        (0.50)       (0.64)        (0.64)        (0.61)
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
Net asset value, end of year                           $ 9.84     $    9.42    $   10.33     $    9.78     $    9.89
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
Total return(3)                                          9.19%        (4.07)%      12.52%         5.59%         0.92%
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------- ------------- ------------ ------------- ------------- -------------
Net assets, end of year (000s omitted)             $  129,743      $194,688     $334,647      $302,188      $393,433
Ratio of expenses to average net assets(4)               0.70%         0.70%        0.72%         0.77%         0.76%
Ratio of net investment income to average net
assets                                                   3.82%         4.90%        6.32%         6.53%         5.63%
Decrease reflected in above operating expense
ratios due to waivers/reimbursements                     0.28%         0.22%        0.13%         0.02%         0.04%
Portfolio turnover rate                                  434%        385%         383%          247%          144%
------------------------------------------------- ------------- ------------ ------------- ------------- -------------

1 As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

2 Per share information is calculated using the average shares outstanding method.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

4 Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .02%, and .01%, for the years ended October 31, 2000, and 1999, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements were .75% for the years ended October 31, 2000, and 1999 respectively. For the years ended October 31, 2003, 2002, and 2001, there was no effect on the net operating expenses ratio because of transfer agent credits.

                            GLOBAL FIXED INCOME FUND

GOAL AND STRATEGIES

         The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:

         o foreign governments and companies, including those in emerging markets

         o    multinational organizations, such as the World Bank

         o    the U.S. government, its agencies and instrumentalities

         Under normal market conditions, the fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the fund's ability to invest in emerging markets.

         The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the managers believe the currency risk can be reduced through hedging.

         The fund's 80% investment policy may be changed by the fund's Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

         This fund may invest in all types of fixed-income securities, including:

         o    corporate bonds, debentures and notes

         o    convertible debt securities

         o    preferred stocks

         o    government securities

         o    municipal securities

         o    mortgage-backed securities

         o    repurchase agreements involving portfolio securities

         The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

         The fund may invest up to:

         o 40% of assets in securities of issuers located in any single foreign country

         o 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

         o 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

         o 20% of net assets in equity securities, including common stocks, warrants and rights

         To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option. which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).

         The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the SAI and under "Certain Investment Practices" below.

                  RISK FACTORS

         The fund's principal risk factors are:

         | |  credit risk

         | |  foreign securities

         | |  interest-rate risk

         | |  market risk

         | |  speculative risk

         You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

         International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

         Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment grade bonds) will likely be paid a greater portion of any payment made by the issuer.

         To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

         The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Jo Ann Corkran, Suzanne E. Moran, Leland E. Crabbe and David N. Fisher. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

---------------------------------------------- -------------- ------------- ------------- -------------- -------------
COMMON CLASS YEAR ENDED:                           10/03        10/02(1)       10/01          10/00         10/99
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
PER SHARE DATA
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
Net asset value, beginning of year                  $ 9.90      $    9.99     $    9.71     $   10.25      $   10.62
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
Investment operations
Net investment income                                 0.28(2)        0.38(2)       0.53          0.56           0.52
Net gain (loss) on investments, futures
   contracts and foreign currency related
   items (both realized and unrealized)               1.11           0.03          0.21         (0.13)         (0.29)
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
 Total from investment operations                     1.39           0.41          0.74          0.43           0.23
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
Less Dividends
Dividends from net investment income                 (0.70)         (0.50)        (0.46)        (0.76)         (0.59)
Dividends in excess of net investment income         --             --            --            (0.21)         (0.01)
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
 Total dividends                                     (0.70)         (0.50)        (0.46)        (0.97)         (0.60)
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
Net asset value, end of year                       $ 10.59      $    9.90     $    9.99     $    9.71      $   10.25
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
Total return(3)                                      14.73%          4.27%         7.81%         4.37%          2.18%
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------- -------------- ------------- ------------- -------------- -------------
Net assets, end of year (000s omitted)            $134,903       $108,535      $118,876      $121,309       $135,327
Ratio of expenses to average net assets (4)           0.95%          0.95%         0.95%         0.97%          0.96%
Ratio of net investment income to average
   net assets                                         2.69%          3.89%         5.15%         5.51%          5.00%
Decrease reflected in above operating
   expense ratios due to
   waivers                                            0.76%          0.77%         0.58%         0.51%          0.57%
Portfolio turnover rate                                239%           150%          144%          101%           365%
---------------------------------------------- -------------- ------------- ------------- -------------- -------------

(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.87% to 3.89%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% and .01%, for the years ended October 31, 2000 and 1999, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was .95% for the years ended October 31, 2000 and 1999, respectively. For the years ended October 31, 2003, 2002 and 2001 there was no effect or the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK

INTRODUCTION

         A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

         The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

         The following risks are referred to throughout this Prospectus.

         ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

         CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

         CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

         CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

         EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

         - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

         EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

         INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

         INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

         LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

         MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

         Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

         OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

         POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

         PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

         REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

         VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:




[X]  Permitted without limitation; does not indicate actual use
20% Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
[ ]  Permitted, but not expected to be used to a significant extent
--   Not permitted

---------------------------------------------------------------------- ----------------- ------------- --------------
                                                                           NEW YORK         FIXED      GLOBAL FIXED
                                                                        MUNICIPAL FUND   INCOME FUND    INCOME FUND
---------------------------------------------------------------------- ----------------- ------------- --------------
INVESTMENT PRACTICE                                                                        LIMIT
---------------------------------------------------------------------- ----------------- ------------- --------------
BORROWING The borrowing of money from banks to meet redemptions or          33 1/3%         33 1/3%        33 1/3%
for other temporary or emergency purposes. Speculative exposure risk.
---------------------------------------------------------------------- ----------------- ------------- --------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign
currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit,
currency, hedged exposure, liquidity, political, speculative
exposure, valuation risks.(2)                                                 --              [X]            [X]
---------------------------------------------------------------------- ----------------- ------------- --------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a fund to increased
volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder
protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. Access,
currency, information, liquidity, market, operational, political,
valuation risks.                                                              --              35%            [X]
---------------------------------------------------------------------- ----------------- ------------- --------------
FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market,
operational, political, valuation risks.                                     --              [X]            [X]
---------------------------------------------------------------------- ----------------- ------------- --------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged
exposure, interest-rate, market, speculative exposure risks.(2)              [ ]             [ ]            [ ]
---------------------------------------------------------------------- ----------------- ------------- --------------


                                       29

---------------------------------------------------------------------- ----------------- ------------- --------------
                                                                           NEW YORK         FIXED      GLOBAL FIXED
                                                                        MUNICIPAL FUND   INCOME FUND    INCOME FUND
---------------------------------------------------------------------- ----------------- ------------- --------------
INVESTMENT PRACTICE                                                                        LIMIT
---------------------------------------------------------------------- ----------------- ------------- --------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Credit, interest-rate, market risks.                     [X]             [X]            [X]
---------------------------------------------------------------------- ----------------- ------------- --------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate, liquidity,
prepayment risks.                                                            [ ]             [ ]            [ ]
---------------------------------------------------------------------- ----------------- ------------- --------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and
instrumentalities. Municipal securities may be affected by
uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate,
market, regulatory risks.                                                    [X]             [X]            [X]
---------------------------------------------------------------------- ----------------- ------------- --------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate,
liquidity, market, valuation risks.                                           --              35%            35%
---------------------------------------------------------------------- ----------------- ------------- --------------
OPTIONS Instruments that provide a right to buy (call) or sell (put)
a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell
(write) both put and call options for hedging or speculative purposes. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security of
instrument. (1) Correlation, credit, hedged exposure, liquidity,
market, speculative exposure risks.                                          [ ]             20%            20%
---------------------------------------------------------------------- ----------------- ------------- --------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or
real-estate-related loans or interests. Credit, interest-rate,
market risks.                                                                 --              [ ]            [X]
---------------------------------------------------------------------- ----------------- ------------- --------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. Liquidity, market, valuation risks.                      15%             15%            15%
---------------------------------------------------------------------- ----------------- ------------- --------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market
risks.                                                                     33 1/3%         33 1/3%        33 1/3%
---------------------------------------------------------------------- ----------------- ------------- --------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation
risks.                                                                       [X]             [X]            [X]
---------------------------------------------------------------------- ----------------- ------------- --------------


                                       30

---------------------------------------------------------------------- ----------------- ------------- --------------
                                                                           NEW YORK         FIXED      GLOBAL FIXED
                                                                        MUNICIPAL FUND   INCOME FUND    INCOME FUND
---------------------------------------------------------------------- ----------------- ------------- --------------
INVESTMENT PRACTICE                                                                        LIMIT
---------------------------------------------------------------------- ----------------- ------------- --------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct
investment. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure, valuation
risks.                                                                   [ ]                 [ ]            [ ]
--------------------------------------------------------------- ---------------------- ---------------- -------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a
fund from achieving its goal.                                            [ ]                 [ ]            [X]
--------------------------------------------------------------- ---------------------- ---------------- -------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                      --                  10%            10%
--------------------------------------------------------------- ---------------------- ---------------- -------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative
exposure risks.                                                          [X]                 20%            20%]
--------------------------------------------------------------- ---------------------- ---------------- -------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from the difference between purchase price and maturity value.
Interest-rate, market risks.                                             [X]                 [X]            [X]
--------------------------------------------------------------- ---------------------- ---------------- -------------

(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the New York Municipal Fund:

LORI A. COHANE, Managing Director, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. She joined CSAM in 2002 from Morgan Stanley Investment Group (Morgan Stanley), where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management, which she had joined in 1986. Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in Finance.

FRANK J. BIONDO, CFA, Vice President, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. He joined CSAM in 2002 from UBS Global Asset Management (UBS), where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in Accounting and Economics from New York University.

The Credit Suisse Fixed Income Management Team is responsible for the day-to-day portfolio management of the Fixed Income Fund and the Global Fixed Income Fund. The team currently consists of Jo Ann Corkran, Suzanne E. Moran, Leland Crabbe and David N. Fisher.

JO ANN CORKRAN, Managing Director, has been a team member of the Fixed Income Fund since January 2001 and of the Global Fixed Income Fund since May 2003. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

SUZANNE E. MORAN, Managing Director, has been a team member of the Fixed Income Fund since July 2002 and of the Global Fixed Income Fund since May 2003. She came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management (CS First Boston). She joined CS First Boston in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.

LELAND CRABBE, Director, is global head of emerging market debt and has been a team member of the Fixed Income Fund since January 2001 and of the Global Fixed Income Fund since May 2003. Mr. Crabbe, who rejoined CSAM in 1999 from Cigna Investments, first came to CSAM in 1998 from Merrill Lynch, where he had been corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.



            Job titles indicate position with the investment adviser.

DAVID N. FISHER, Director, has been a team member of the Fixed Income Fund and the Global Fixed Income Fund since May 2003. He is a fixed-income portfolio manager specializing in U.S. corporate debt and global fixed-income portfolios. Mr. Fisher came to CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000, to which the Brundage Fixed Income Group was sold earlier the same year, and where he was a vice president. Previously, he was a vice president and held similar responsibilities at Brundage, Story & Rose. Prior to joining Brundage, Story & Rose, Mr. Fisher was a portfolio manager of global and emerging-market debt at Fischer Francis Trees & Watts from 1993 to 1999. He holds B.A. in East Asian history from Princeton University.



            Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

SHARE VALUATION

         The price of your shares is also referred to as their net asset value
(NAV).

         The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

         Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price those same securities.

         Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

ACCOUNT STATEMENTS

         In general, you will receive account statements as follows:

         o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

         o    after any changes of name or address of the registered owner(s)

         o    otherwise, every calendar quarter

         You will receive annual and semiannual financial reports.

DISTRIBUTIONS

         As a fund investor, you will receive distributions.

         Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

         The New York Municipal Fund and Fixed Income Fund declare dividend distributions daily and pay them monthly. The Global Fixed Income Fund declares and pays dividend distributions quarterly. The funds typically distribute capital gains annually, usually in

December. Each fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

         Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

         Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

TAXES

         As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from a fund, whether reinvested or taken in cash, are generally taxable. However, any tax-exempt interest that the New York Municipal Fund receives retains that status when it is distributed to you. Any gain on the sale of tax-exempt securities results in taxable distributions.

Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions of taxable income from other sources, including short-term capital gains, are generally taxed as ordinary income. However, taxable distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital-gain rates to the extent the distributions are attributable to "qualified dividend income" received by a fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

New York Municipal Fund--Special Tax Matters

The New York Municipal Fund intends to pay dividends that are exempt from regular federal income tax. To the extent that the fund's exempt-interest dividends are derived from New York municipal securities, they will be exempt from New York State and New York City personal income taxes. Corporate taxpayers should note that the fund's distributions are not exempt from New York State franchise or New York City business taxes.

Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

         Any time you sell or exchange shares, it is generally a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

OPENING AN ACCOUNT

         Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

         If you need an application, call our Shareholder Service Center to receive one by mail or fax.

         You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

         Each fund's Common Class shares are closed to new investors, other than
(1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs.

         Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of that fund and open new accounts under the same social security number. Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

BUYING AND SELLING SHARES

         Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus). Each fund reserves the right to reject any purchase order.

         In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the funds will not be able to open your account. If a fund is unable to verify your identify or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

FINANCIAL-SERVICES FIRMS

         You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

         Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

         Some of the firms through which the fund is available include:

         o    Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

         o    Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

         o    TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

Regular account:                                                         $2,500
IRAs:                                                                    $  500
Transfers/Gifts to Minors:                                               $  500

         There is no minimum investment for employees or clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.

ADDING TO AN ACCOUNT

         You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

INVESTMENT CHECKS

         Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

EXCHANGING SHARES

         Each fund reserves the right to

         | | reject any purchase order made by means of an exchange from another fund

         | | change or discontinue its exchange privilege after 60 days' notice to current investors

         | | temporarily suspend the exchange privilege during unusual market conditions

If a fund rejects and exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed net asset value.

BUYING SHARES

------------------------------------------------------------ --------------------------------------------------------
                    OPENING AN ACCOUNT                                        ADDING TO AN ACCOUNT
------------------------------------------------------------ --------------------------------------------------------
BY CHECK
------------------------------------------------------------ --------------------------------------------------------
o    Complete the New Account Application.                   o    Make your check payable to Credit Suisse Funds.
o    For IRAs use the Universal IRA Application.             o    Write the account number and the fund name on
                                                                  your check.
o    Make your check payable to Credit Suisse Funds.         o    Mail to Credit Suisse Funds.
o    Write the fund name on the check.                       o    Minimum amount is $100.
o    Mail to Credit Suisse Funds.
------------------------------------------------------------ --------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------ --------------------------------------------------------
o    Call our Shareholder Service Center to request an       o    Call our Shareholder Service Center to request an
     exchange from another Credit Suisse Fund. Be sure            exchange from another Credit Suisse Fund.
     to read the current Prospectus for the new fund.
     Also please observe the minimum initial investment.
o    If you do not have telephone privileges, mail or fax    o    Minimum amount is $250.
     a letter of instruction signed by all shareholders.
------------------------------------------------------------ --------------------------------------------------------
BY WIRE
------------------------------------------------------------ --------------------------------------------------------
o    Complete and sign the New Account Application.          o    If you do not have telephone privileges, mail or
                                                                  fax a letter of instruction signed by all
                                                                  shareholders.
o    Call our Shareholder Service Center and fax the         o    Call our Shareholder Service Center by 4 p.m.
     signed New Account Application by 4 p.m. Eastern Time.       Eastern Time to inform us of the incoming wire.
                                                                  Please be sure to specify your name,
                                                                  account number and the fund name on your
                                                                  wire advice.
o    The Shareholder Service Center will telephone you       o    Wire the money for  receipt that day.
     with your account number. Please be sure to specify
     your  name, the account number and the fund name on
     your wire advice.
o    Wire your initial investment for receipt that day.      o    Minimum amount is $500.
o    Mail the original, signed application to Credit
     Suisse Funds.

This method is not available for IRAs.
------------------------------------------------------------ --------------------------------------------------------
BY ACH TRANSFER
------------------------------------------------------------ --------------------------------------------------------
o    Cannot be used to open an account.                      o    Call our Shareholder Service Center to request an
                                                                  ACH transfer from your bank.
                                                             o    Your purchase will be effective at the next NAV
                                                                  calculated after we receive your order in
                                                                  proper form.
                                                             o    Minimum amount is $50.
                                                             o    Requires ACH on Demand privileges.
------------------------------------------------------------ --------------------------------------------------------

                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                 SELLING SHARES

------------------------------------------------------------ --------------------------------------------------------
            SELLING SOME OR ALL OF YOUR SHARES                                   CAN BE USED FOR
------------------------------------------------------------ --------------------------------------------------------
BY MAIL
------------------------------------------------------------ --------------------------------------------------------
Write us a letter of instruction that includes:              o   Accounts of any type.
o    your name(s) and signature(s)                           o   Sales of any amount.
o    the fund name and account number                            For IRAs please use the IRA
o    the dollar amount you want to sell                          Distribution Request Form.
o    how to send the proceeds
     Obtain a signature guarantee or other documentation,
     if required (see "Selling Shares in Writing"). Mail
     the materials to Credit Suisse Funds. If only a letter
     of instruction is required, you can fax it to the
     Shareholder Service Center (unless a signature
     guarantee is required).
------------------------------------------------------------ --------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------ --------------------------------------------------------
o    Call our Shareholder Service Center to request an       o  Accounts with telephone privileges. If you do not
     exchange into another Credit Suisse Fund. Be sure to       have telephone privileges, mail or fax a letter of
     read the current Prospectus for the new fund. Also         instruction to exchange shares.
     please observe the minimum initial investment.
------------------------------------------------------------ --------------------------------------------------------
BY PHONE
------------------------------------------------------------ --------------------------------------------------------
     Call our Shareholder Service Center to request a        o   Non-IRA accounts with telephone privileges.
     redemption. You can receive the proceeds as:
o    a check mailed to the address of record ($100 minimum)
o    an ACH transfer to your bank ($50 minimum)
o    a wire to your bank ($500 minimum) See "By Wire or
     ACH Transfer" for details.
------------------------------------------------------------ --------------------------------------------------------
BY WIRE OR ACH TRANSFER
------------------------------------------------------------ --------------------------------------------------------
o    Complete the "Wire Instructions" or "ACH on Demand"     o   Non-IRA accounts with wire-redemption or ACH on
     section of your New Account Application.                    Demand privileges.
o    For federal-funds wires, proceeds will be wired on      o   Requests by phone or mail.
     the next business day. For ACH transfers, proceeds
     will be delivered within two business days.
------------------------------------------------------------ --------------------------------------------------------

                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER
Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds
P.O. Box 9030
Boston, MA 02205-9030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.csam.com

                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account registration]

SELLING SHARES IN WRITING

         Some circumstances require a written sell order, along with a signature guarantee. These include:

         o accounts whose address of record has been changed within the past 30 days

         o    redemptions in certain large accounts (other than by exchange)

         o requests to send the proceeds to a different payee or address than on record

         o shares represented by certificates, which must be returned with your sell order

         A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED SHARES

         For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

LOW-BALANCE ACCOUNTS

         If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

     Regular account:                                                  $   2,000
     IRAs:                                                             $     250
     Transfers/Gifts to Minors                                               250


         The funds reserve the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increases.

                                  800-927-2874

                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

         Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

         For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

         For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

         For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

STATEMENTS AND REPORTS

         Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-927-2874.

         CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the funds and other statistical characteristics of the funds (such as a fund's industry diversification). This information is made available after each month end on the fund's website www.csam.com.

RETIREMENT PLANS

         Credit Suisse offers a range of tax-advantaged retirement accounts, including:

         o    Traditional IRAs

         o    Roth IRAs

         o    Spousal IRAs

         o    Rollover IRAs

         o    SEP IRAs

         To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

TRANSFERS/GIFTS TO MINORS

         Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

ACCOUNT CHANGES

         Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

TRANSACTION DETAILS

         You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

         Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

         If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

         While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

         Uncashed redemption or distribution checks to not earn interest.

SPECIAL SITUATIONS

         Each fund reserves the right to:

         o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considered the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and heir shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could be adversely affect shareholders.

         o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

         o    charge a wire-redemption fee

         o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

         o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

         o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

         Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, is responsible for:

         o    making the funds available to you

         o    account servicing and maintenance

         o other administrative services related to sale of the Common Class shares

         CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances the funds may reimburse a portion of these payments.

         The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                              FOR MORE INFORMATION

         More information about the funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

         Includes financial statements, portfolio investments and detailed performance information.

         The Annual Report also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION

         A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

         You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

         Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
800-927-2874

BY FACSIMILE:
888-606-8252

BY MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

ON THE INTERNET:
www.csam.com

SEC FILE NUMBERS:
Credit Suisse New York Municipal Fund                                  811-04964
Credit Suisse Fixed Income Fund                                        811-05039
Credit Suisse Global Fixed Income Fund                                 811-06143

P.O. Box 55030, Boston, MA 02205-5030
800-927-2874 - www.csam.com                                         [LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        WPBDF-1-0204

CREDIT SUISSE FUNDS
Prospectus
CLASS A SHARES
February 28, 2004

o CREDIT SUISSE
NEW YORK MUNICIPAL FUND























   As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

   Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.....................................................................1

       GOAL AND PRINCIPAL STRATEGIES...........................................1
       A WORD ABOUT RISK.......................................................1
       INVESTOR PROFILE........................................................2

PERFORMANCE SUMMARY............................................................3

       YEAR-BY-YEAR TOTAL RETURNS..............................................3
       AVERAGE ANNUAL TOTAL RETURNS............................................4
       UNDERSTANDING PERFORMANCE...............................................4

INVESTOR EXPENSES..............................................................6

       FEES AND FUND EXPENSES..................................................6
       EXAMPLE.................................................................7

THE FUND IN DETAIL.............................................................8

      FUND INFORMATION KEY.....................................................8
      GOAL AND STRATEGIES......................................................8
      PORTFOLIO INVESTMENTS....................................................8
      RISK FACTORS.............................................................9
      PORTFOLIO MANAGEMENT.....................................................9
      FINANCIAL HIGHLIGHTS....................................................12

MORE ABOUT RISK...............................................................13

      INTRODUCTION............................................................13
      TYPES OF INVESTMENT RISK................................................13

CERTAIN INVESTMENT PRACTICES..................................................15


MEET THE MANAGERS.............................................................17


MORE ABOUT YOUR FUND..........................................................18

      SHARE VALUATION.........................................................18
      DISTRIBUTIONS...........................................................18
      TAXES...................................................................18
      STATEMENTS AND REPORTS..................................................19

BUYING AND SELLING SHARES.....................................................20


SHAREHOLDER SERVICES..........................................................22


OTHER POLICIES................................................................23


OTHER SHAREHOLDER INFORMATION.................................................24


OTHER INFORMATION.............................................................27

      ABOUT THE DISTRIBUTOR...................................................27

FOR MORE INFORMATION..........................................................28

                                   KEY POINTS


                          GOAL AND PRINCIPAL STRATEGIES

-------------------------------------- ----------------------------------------- -----------------------------------
                GOAL                             PRINCIPAL STRATEGIES                  PRINCIPAL RISK FACTORS
-------------------------------------- ----------------------------------------- -----------------------------------
     To maximize current                    o Invests at least 80%                  o Credit risk
     interest income exempt                 of its net assets, plus                 o Geographic risk
     from regular federal                   any borrowings for                      o Interest-rate risk
     income tax and New                     investment purposes, in                 o Market risk
     York state and New York                New York municipal                      o Non-diversified
     City personal income                   securities                              Status
     taxes, to the extent                   o Normally maintains a
     consistent with prudent                weighted-average
     investment and the                     portfolio maturity of
     preservation of capital                between three and 10
                                            years
                                            o Emphasizes
                                            investment-grade
                                            securities
-------------------------------------- ----------------------------------------- -----------------------------------


A WORD ABOUT RISK

     All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

     Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

     The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

GEOGRAPHIC RISK

     A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance.

INTEREST-RATE RISK

     Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

     The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time.

Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

     Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

     The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

INVESTOR PROFILE

     THIS FUND IS DESIGNED FOR INVESTORS WHO:

     o    are seeking tax-exempt income

     o are looking for higher potential returns than tax-exempt money-market funds and are willing to accept more risk and volatility than money-market funds

     o    want to diversify their portfolios with fixed-income funds

IT MAY NOT BE APPROPRIATE IF YOU:

     o    are investing for maximum return over a long time horizon

     o    require stability of your principal

     o    are a tax-exempt investor such as a qualified retirement account

     You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

     The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you fund performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS

           YEAR ENDED 12/31:                 2002                  2003
---------------------------------------- --------- --------------------------

Best quarter:  3.17% (Q3 02)                7.74%                  3.20%
Worst Quarter:  0.24% (Q4 03)
Inception date:  11/30/01



                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------- -------------- -------------- -------------- ------------------ ---------------------
                                    ONE YEAR      FIVE YEARS      TEN YEARS         LIFE OF            INCEPTION
     PERIOD ENDED 12/31/03:           2003         1997-2003      1994-2003          CLASS                DATE
--------------------------------- -------------- -------------- -------------- ------------------ ---------------------
 RETURN BEFORE TAXES                   0.12%          N/A                 N/A        3.35%        11/30/01
--------------------------------- -------------- -------------- -------------- ------------------ ---------------------
 RETURN AFTER TAXES ON
 DISTRIBUTIONS                        -0.02%          N/A                 N/A        3.03%
--------------------------------- -------------- -------------- -------------- ------------------ ---------------------
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES                        1.32%          N/A                 N/A        3.23%
--------------------------------- -------------- -------------- -------------- ------------------ ---------------------
 LEHMAN BROTHERS 5 YEAR
 MUNICIPAL BOND INDEX
 (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR
 TAXES)(1)                             4.13%          N/A                 N/A      5.51% (2)

--------------------------------- -------------- -------------- -------------- ------------------ ---------------------

 (1) The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds with maturities between four and six years, and is calculated by Lehman Brothers Inc.



 (2)  Performance since November 1, 2001.



                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES


                             FEES AND FUND EXPENSES

This table below describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2003.

------------------------------------------------------------- ------------------
                                                                    Class A
------------------------------------------------------------- ------------------
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------- ------------------
Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                      3.00%(1)
------------------------------------------------------------- ------------------
Maximum deferred sales charge (load) (as a percentage of
 original purchase price or redemption proceeds, as
 applicable)                                                          NONE
------------------------------------------------------------- ------------------
Maximum sales charge (load) on reinvested distributions (as
 a percentage of offering price)                                      NONE
------------------------------------------------------------- ------------------
Redemption fees                                                       NONE
------------------------------------------------------------- ------------------
Exchange fees                                                         NONE
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management fee                                                       0.40%
------------------------------------------------------------- ------------------
Distribution and service (12b-1) fee                                 0.25%
------------------------------------------------------------- ------------------
Other expenses                                                       0.46%
------------------------------------------------------------- ------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                              1.11%
------------------------------------------------------------- ------------------


(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $250,000 or more are not subject to an initial sales charge but may be subject to a 0.50% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Estimated fees and expenses for the fiscal year ending October 31, 2004 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

          EXPENSES AFTER WAIVERS
          AND REIMBURSEMENTS
          Management fee                                             0.14%
          Distribution and service (12b-1) fee                       0.25%
          Other expenses                                             0.46%
                                                                     ----
          NET ANNUAL FUND OPERATING EXPENSES                         0.85%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits). Based on these assumptions, your cost would be:

---------------------------- ----------- ------------- ------------ -----------
                              ONE YEAR    THREE YEARS    FIVE YEARS   TEN YEARS
---------------------------- ----------- ------------- ------------ -----------
CLASS A
(with or without redemption)  $  410       $    642     $  893      $1,611
---------------------------- ----------- ------------- ------------ -----------

                               THE FUND IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 LEXINGTON AVENUE
NEW YORK, NY 10017

o    Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

o As of December 31, 2003, Credit Suisse Asset Management companies managed approximately $51 billion in the U.S. and $317.9 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paolo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

For the 2003 fiscal year, the fund paid CSAM 0.14% of its average net assets for advisory services.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

MULTI-CLASS STRUCTURE


This Prospectus offers Class A shares of the fund, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load. The fund offers Common Class shares through a separate Prospectus. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in this Prospectus on Page[__]. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the fund.


FUND INFORMATION KEY

     A concise description of the fund begins on page __. The description provides the following information:

GOAL AND STRATEGIES

     The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

     The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

     The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

     The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

     A table showing the fund's audited financial performance for up to five years.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital-gains, which could raise your income-tax liability.

     The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

GOAL AND STRATEGIES

     The fund seeks to maximize current interest income exempt from regular federal income tax and New York State and New York City personal income taxes, to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in New York municipal securities.

     New York municipal securities" are debt obligations (other than short-term securities) the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes.

     Under normal market conditions, the fund will:

     o invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities

     o maintain a weighted-average portfolio maturity of between three and 10 years

     The fund's 80% investment policy may be changed only by the shareholders of the fund. The fund's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

     The fund invests at least 65% of its assets in New York municipal securities that are rated investment grade. The fund may invest up to 20% of its net assets in types of debt securities other than New York municipal securities. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

     The fund's principal risk factors are:

     o    credit risk

     o    geographic risk

     o    interest-rate risk

     o    market risk

     o    non-diversified status

     You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

     The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York state and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The fund may be more volatile than a more geographically diverse fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York State and New York City have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York taxes.

     The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

     "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

     Lori A. Cohane and Frank J. Biondo manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

     The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                       CLASS A PERIOD ENDED:                                  10/03               10/02(1)
--------------------------------------------------------------------- ---------------------- -------------------
PER SHARE DATA
--------------------------------------------------------------------- ---------------------- -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $       10.81           $     10..61
--------------------------------------------------------------------- ---------------------- -------------------
Investment operations
--------------------------------------------------------------------- ---------------------- -------------------
Net investment income                                                         0.35                   0.31(2)
--------------------------------------------------------------------- ---------------------- -------------------
Net gain on investments (both realized and unrealized)                        0.07                   0.26
--------------------------------------------------------------------- ---------------------- -------------------
 Total from investment operations                                             0.42                   0.57
--------------------------------------------------------------------- ---------------------- -------------------
Less Dividends and Distributions
--------------------------------------------------------------------- ---------------------- -------------------
Dividends from net investment income                                         (0.35)                 (0.31)
--------------------------------------------------------------------- ---------------------- -------------------
Distributions from net realized gains                                        (0.18)                 (0.06)
--------------------------------------------------------------------- ---------------------- -------------------
 Total dividends and distributions                                           (0.53)                 (0.37)
--------------------------------------------------------------------- ---------------------- -------------------
Net asset value, end of period                                        $       10.70           $     10.81
--------------------------------------------------------------------- ---------------------- -------------------
Total return(3)                                                               3.97%                  5.46%
--------------------------------------------------------------------- ---------------------- -------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------- ---------------------- -------------------
Net assets, end of period (000s omitted)                              $       1,535           $      140
--------------------------------------------------------------------- ---------------------- -------------------
 Ratio of expenses to average net assets(4)                                   0.85%                  0.85%(5)
--------------------------------------------------------------------- ---------------------- -------------------
 Ratio of net investment income to average net assets                         3.29%                  3.21%(5)
--------------------------------------------------------------------- ---------------------- -------------------
 Decrease reflected in above operating expense ratios due to
--------------------------------------------------------------------- ---------------------- -------------------
  Waivers                                                                     0.26%                  0.36%(5)
--------------------------------------------------------------------- ---------------------- -------------------
Portfolio turnover rate                                                        6%                   34%
--------------------------------------------------------------------- ---------------------- -------------------


(1) For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the year ended October 31, 2003 and the period ended October 31, 2002 there were no transfer agent credits.

(5) Annualized.

                                 MORE ABOUT RISK


INTRODUCTION

     The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

     The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

         TYPES OF INVESTMENT RISK

     The following risks are referred to throughout this Prospectus.

     CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

     CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

     CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

     EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

     EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

     INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

     INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

     LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

     MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

     Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

     POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

     PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

     REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

     VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:


[X]         Permitted without limitation; does not indicate actual use
20%         / Italic type (e.g., 20%) represents an investment
            limitation as a percentage of NET fund assets; does
            not indicate actual use
20%         Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not
            indicate actual use
[ ]         Permitted, but not expected to be used to a significant
            extent
--          Not permitted


------------------------------------------------------------------------------------------- -------------------
INVESTMENT PRACTICE                                                                         LIMIT
------------------------------------------------------------------------------------------- -------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency 30% purposes. Speculative exposure risk.                              33 1/3%
------------------------------------------------------------------------------------------- -------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged exposure,
interest-rate, market, speculative exposure risks.(2)                                       [ ]
------------------------------------------------------------------------------------------- -------------------
INVESTMENT GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poors or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market
risks.                                                                                      [X]
------------------------------------------------------------------------------------------- -------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                                      [X]
------------------------------------------------------------------------------------------- -------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market,
regulatory risks.                                                                            [X]
------------------------------------------------------------------------------------------- -------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged
exposure, liquidity, market, speculative exposure risks.                                     [ ]
------------------------------------------------------------------------------------------- -------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
Liquidity, market, valuation risks.                                                           15%
------------------------------------------------------------------------------------------- -------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as
collateral. Credit, liquidity, market risks.                                                 33 1/3%
------------------------------------------------------------------------------------------- -------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than
three years. Information, liquidity, market, valuation risks.                                 [X]
------------------------------------------------------------------------------------------- -------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure, valuation risks.                          [ ]
------------------------------------------------------------------------------------------- -------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt
securities for defensive purposes. Although intended to                                       [ ]
------------------------------------------------------------------------------------------- -------------------


                                       15

------------------------------------------------------------------------------------------- -------------------
INVESTMENT PRACTICE                                                                         LIMIT
------------------------------------------------------------------------------------------- -------------------

avoid losses in adverse
market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent a fund from achieving its goal.
------------------------------------------------------------------------------------------- -------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. Liquidity, market, speculative exposure risks.                                      [X]
------------------------------------------------------------------------------------------- -------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase price and maturity
value. Interest-rate, market risks.                                                           [X]
------------------------------------------------------------------------------------------- -------------------


(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

LORI A. COHANE, Managing Director, has been Co-Portfolio Manager of the fund since July 2002. She joined CSAM in 2002 from Morgan Stanley Investment Group (Morgan Stanley), where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management, which she had joined in 1986. Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in Finance.

FRANK J. BIONDO, CFA, Vice President, has been Co-Portfolio Manager of the fund since July 2002. He joined CSAM in 2002 from UBS Global Asset Management (UBS), where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in Accounting and Economics from New York University.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND


SHARE VALUATION

     The price of your shares is also referred to as their net asset value
(NAV).

     The NAV of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

     The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

     Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS

     As fund investor, you will receive distributions.

     The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

     The fund declares dividend distributions daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

     Distributions may be reinvested in additional shares without any initial or deferred sales charge.

     Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

TAXES

     As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

     As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

     Any tax-exempt interest that the fund receives retains that status when it is distributed to you. The fund intends to pay exempt-interest dividends that are exempt from regular federal income taxes. To the extent that the fund's exempt-interest dividends are derived from New York municipal securities, they will be exempt from New York State and New York City personal income taxes. Corporate taxpayers should note that the fund's distributions are not exempt from the New York State franchise or New York City business taxes.

     Some income from the fund that is exempt from regular federal taxes may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income taxes or state or local income taxes and some income from the fund may be subject to the federal alternative minimum tax that is applicable to individuals and corporations.

     Any gain on the sale of tax-exempt securities results in taxable distributions. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from the fund's taxable income, if any, and short-term capital gains are generally taxed as ordinary income.

     If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

     We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as exempt interest dividends. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

     Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

         STATEMENTS AND REPORTS

     The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

     CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the fund and other statistical characteristics of the fund (such as the fund's industry diversification). This information is made available after each month end on the fund's website www.csam.com.

                            BUYING AND SELLING SHARES

OPENING AN ACCOUNT

     You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.

BUYING AND SELLING SHARES

     The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.

     The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.

     You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share after your request is received in proper form. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.

     In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

     Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases.

EXCHANGING SHARES

     You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

     The fund reserves the right to

     o reject any purchase order made by means of an exchange from another fund

     o change or discontinue its exchange privilege after 60 days' notice to current investors

     o temporarily suspend the exchange privilege during unusual market conditions

     If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed net asset value.

     For more information regarding buying, selling or exchanging shares, contact your financial representative or call 800-927-2874.

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICE

     Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

     For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

     For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

TRANSFERS/GIFTS TO MINORS

     Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

TRANSACTION DETAILS

     You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

     Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

     Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

     The fund reserves the right to:

     o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders.

     o    charge a wire-redemption fee

     o make a "redemption in kind"-- payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

     o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

     o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect
          it)

                          OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:

     The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

                                                                              COMMISSION TO
                                                                               FINANCIAL
                                           AS A % OF        AS A % OF       REPRESENTATIVE
           AMOUNT PURCHASED             AMOUNT INVESTED     OFFERING       AS A % OF OFFERING
                                                              PRICE               PRICE
 Less than $50,000                            3.09%             3.00%          2.75%
 $50,000 to less than $100,000                2.04%             2.00%          1.75%
 $100,000 to less than $250,000               1.01%             1.00%          0.90%
 $250,000 or more                             0*                0              0.50%**


* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

** The distributor may pay a financial representative a fee as follows: up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million, and up to .125% on purchase amounts over $50 million.

     The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

     1. Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     2. Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     3. Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

     4. UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

     If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

     All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

     From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) investment advisory clients of CSAM;

(2) officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of the CSAM affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5) shares purchased for 401(k) Plans, 403 Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6) Class A shares acquired when dividends and distributions are reinvested in the fund; and

(7) Class A Shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

     If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative

     Reduced initial sales charges are available if you qualify under one of the following privileges:

     Letter of Intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

     Right of Accumulation. You may be eligible for reduced sales charges based upon the current net asset value of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

     The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

     Concurrent Purchases. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

     Reinstatement Privilege. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

     CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $250,000 or more and the distributor paid a commission to the financial representative.

     The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

     The Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% of:

     o the net asset value at the time of purchase of the Class A shares being redeemed; or

     o    the net asset value of such Class A shares at the time of redemption.

     For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

COMMON CLASS SHARES

     The fund also offers Common Class shares through a separate Prospectus. Eligible investors may be eligible to purchase Common Class shares through certain intermediaries or directly without the imposition of a sales charge. The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

     Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

                                OTHER INFORMATION


ABOUT THE DISTRIBUTOR

     Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

     The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules under the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

     Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

     The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

     The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                              FOR MORE INFORMATION

     More information about the fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

     Includes financial statements, portfolio investments and detailed performance information.

     The Annual Report also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION

     A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

     You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

     Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports, and other information, and to make shareholder inquiries:

BY TELEPHONE:
800-927-2874

BY FACSIMILE:
888-606-8252

BY MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

ON THE INTERNET:
www.csam.com

SEC FILE NUMBER:
Credit Suisse New York Municipal Fund                       811-04964


P.O. Box 55030, Boston, MA 02205-5030
800-927-2874   -   www.csam.com                               [LOGO]
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR  CSNYA-1-0204

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2004

                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

                         CREDIT SUISSE FIXED INCOME FUND

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse New York Municipal Fund (the "New York Municipal Fund"), Credit Suisse Fixed Income Fund (the "Fixed Income Fund") and Credit Suisse Global Fixed Income Fund (the "Global Fixed Income Fund") (each, a "Fund" and collectively, "the Funds") that supplements information contained in the combined PROSPECTUS for the Common Shares of the Funds, the PROSPECTUS for the Advisor Shares of the Fixed Income Fund, the PROSPECTUS for the Class A, Class B and Class C Shares of the Fixed Income Fund, the PROSPECTUS for the Class A Shares of the New York Municipal Fund and the PROSPECTUS for the Class A Shares of the Global Fixed Income Fund, each dated February 28, 2004, each as amended or supplemented from time to time (collectively, the "PROSPECTUS").

Each Fund's audited ANNUAL REPORT(s) for the Common Class, Advisor Class, Class A, Class B and Class C shares, as applicable, dated October 31, 2003, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and should be read in conjunction with the PROSPECTUSES. Copies of the PROSPECTUSES and the ANNUAL REPORT(s) can be obtained by writing or telephoning:

       CLASS A, CLASS B, CLASS C AND                ADVISOR SHARES:
              COMMON SHARES:                 Credit Suisse Advisor Funds
            Credit Suisse Funds                     P.O. Box 55030
              P.O. Box 55030                    Boston, MA 02205-5030
          Boston, MA 02205-5030              Attn: Institutional Services
               800-927-2874                         800-222-8977

                                TABLE OF CONTENTS



                                                                                        PAGE
                                                                                        ----
INVESTMENT OBJECTIVES AND POLICIES ...................................................     1
     General Investment Strategies ...................................................     1
     Strategic and Other Transactions ECURITIES OPTIONS ..............................     1
            OTC OPTIONS ..............................................................     5
            Currency Transactions ....................................................     6
            FORWARD CURRENCY CONTRACTS ...............................................     6
            CURRENCY OPTIONS .........................................................     6
            Hedging Generally ........................................................     7
            Asset Coverage for Forward Contracts, Options, Futures and Options on
                   Futures ...........................................................     8
            Options on Swaps ("Swaptions") ...........................................     9
     Futures Activities ..............................................................    10
            FUTURES CONTRACTS ........................................................    11
            OPTIONS ON FUTURES CONTRACTS .............................................    12
     Money Market Obligations ........................................................    12
            TEMPORARY DEFENSIVE STRATEGIES ...........................................    13
            MONEY MARKET MUTUAL FUNDS ................................................    13
     Convertible Securities ..........................................................    13
     Structured Securities ...........................................................    13
            MORTGAGE-BACKED SECURITIES ...............................................    13
            ASSET-BACKED SECURITIES ..................................................    15
            STRUCTURED NOTES, BONDS OR DEBENTURES ....................................    15
            ASSIGNMENTS AND PARTICIPATIONS ...........................................    15
     Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors
            and Collars ..............................................................    16
     Foreign Investments (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)
            FOREIGN CURRENCY EXCHANGE ................................................    17
            INFORMATION ..............................................................    18
            POLITICAL INSTABILITY ....................................................    18
            FOREIGN MARKETS ..........................................................    18
            INCREASED EXPENSES .......................................................    18
            FOREIGN DEBT SECURITIES ..................................................    19
            PRIVATIZATIONS ...........................................................    19
            BRADY BONDS ..............................................................    19
            DEPOSITORY RECEIPTS ......................................................    20
     U.S. Government Securities ......................................................    20
     Municipal Obligations ...........................................................    21
     Taxable Investments  (NEW YORK MUNICIPAL FUND ONLY) .............................    22
     Alternative Minimum Tax Bonds  (NEW YORK MUNICIPAL AND FIXED INCOME FUNDS
            ONLY) ....................................................................    22




     Securities of Other Investment Companies ........................................    23
     Below Investment Grade Securities  (FIXED INCOME AND GLOBAL FIXED INCOME
            FUNDS ONLY) ..............................................................    23
     Emerging Markets (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY) ..............    25
     Lending Portfolio Securities ....................................................    25
     Repurchase Agreements
     Reverse Repurchase Agreements and Dollar Rolls ..................................    26
     Zero Coupon Securities ..........................................................    27
     Government Zero Coupon Securities ...............................................    28
     Short Sales (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)  ..................    28
     Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers ........    29
     "Special Situation" Companies  (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS
            ONLY) ....................................................................    29
     Variable Rate and Master Demand Notes (NEW YORK MUNICIPAL AND FIXED
            INCOME FUNDS ONLY)........................................................    29
     When-Issued Securities and Delayed-Delivery Transactions ........................    30
            To-Be-Announced Mortgage-Backed Securities (FIXED INCOME FUND ONLY).......    30
     Stand-By Commitments (NEW YORK MUNICIPAL AND FIXED INCOME FUNDS ONLY) ...........    31
     REITs (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY) .........................    32
     Warrants (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY) ......................    32
     Non-Publicly Traded and Illiquid Securities .....................................    33
          Rule 144A Securities .......................................................    34
     Borrowing .......................................................................    34
     Non-Diversified Status (NEW YORK MUNICIPAL FUND ONLY)  ..........................    34
INVESTMENT RESTRICTIONS ..............................................................    35
     New York Municipal Fund .........................................................    35
     Fixed Income Fund ...............................................................    36
     Global Fixed Income Fund ........................................................    37
PORTFOLIO VALUATION ..................................................................    39
PORTFOLIO TRANSACTIONS ...............................................................    40
     PORTFOLIO TURNOVER ..............................................................    43
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
   OBLIGATIONS .......................................................................    44
MANAGEMENT OF THE FUNDS ..............................................................    66
     Officers and Boards of Directors/Trustees .......................................    66
     Committees and Meetings of Directors/Trustees ...................................    73
     Directors'/Trustees' Total Compensation For the Fiscal Year Ended
            October 31, 2003 .........................................................    74
     Investment Advisory Agreement ...................................................    74
     Sub-Advisory Agreements .........................................................    76
     Board Approval of Advisory Agreements ...........................................    77
     Code of Ethics
     Custodian and Transfer Agent ....................................................    80
     Proxy Voting Policies and Procedures ............................................    81
     Organization of the Funds .......................................................    81
     Distribution and Shareholder Servicing ..........................................    83
            COMMON SHARES ............................................................    83
            Advisor Shares ...........................................................    85
            Class A, Class B and Class C Shares ......................................    86
            General ..................................................................    88




ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .......................................    89
          INITIAL SALES CHARGES WAIVERS ..............................................    92
     Redemptions .....................................................................    92
          Automatic Cash Withdrawal Plan .............................................    93
          Contingent Deferred Sales Charge - General .................................    94
EXCHANGE PRIVILEGE ...................................................................    94
ADDITIONAL INFORMATION CONCERNING TAXES ..............................................    96
     The Funds .......................................................................    96
     Special Tax Considerations Regarding the Fixed Income Fund and the Global
          Fixed Income Fund
     Special Tax Considerations Regarding the New York
          Municipal Fund .............................................................    98
     Taxation of U.S. Shareholders ...................................................   102
     Foreign Taxes ...................................................................   103
INDEPENDENT AUDITORS AND COUNSEL .....................................................   104
MISCELLANEOUS ........................................................................   105
FINANCIAL STATEMENTS .................................................................   108

APPENDIS A - PROXY VOTING POLICIES AND PROCEDURES    A-1
APPENDIX B - DESCRIPTION OF RATINGS   B-1


                       INVESTMENT OBJECTIVES AND POLICIES

          The following information supplements the discussion of each Fund's investment objective and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.


          The investment objective of the New York Municipal Fund is to maximize current interest income exempt from regular federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital. The New York Municipal Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities the income from which is exempt from regular federal income taxes and New York State and New York City personal income taxes.

          The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.

          The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Global Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the Global Fixed Income Fund's ability to invest in emerging markets.

          Each Fund's 80% investment policy will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. For the Fixed Income Fund and the Global Fixed Income Fund, the 80% investment policies may be changed by the Board of Directors/Trustees of the Fund on 60 days' notice to shareholders. For the New York Municipal Fund, the 80% investment policy may be changed only by the shareholders of the Fund.


GENERAL INVESTMENT STRATEGIES

          Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          The Funds do not represent that these techniques are available now or will be available at any time in the future.

STRATEGIC AND OTHER TRANSACTIONS


          OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. Each Fund may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The New York Municipal Fund may not engage in options or futures activities on currencies and may not engage in currency exchange transactions. Up to 20% of a Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").

          SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), or, for Global Fixed Income Fund, Credit Suisse Asset Management Limited (U.K.) or Credit Suisse Asset Management Limited (Japan), as applicable, the Global Fixed Income Fund's sub-investment advisers (each, together with CSAM, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          CURRENCY TRANSACTIONS. (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS
ONLY) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions).

          CURRENCY OPTIONS. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

          A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts, options written by the Fund on currencies, securities and indexes, and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


          UNCOVERED OPTIONS TRANSACTIONS. The Fixed Income and Global Fixed Income Funds may write options that are not covered (or so-called "naked options") on portfolio securities. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

          Options on swaps ("swaptions"). The Fixed Income and Global Fixed Income Funds may purchase and sell put and call options on swap agreements, commonly referred to as swaptions. The funds will enter into such transactions for hedging purposes or to seek to increase total return. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC").


          The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

          As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

          The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Swaptions must thus be regarded as inherently illiquid.


          The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that a Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

          While the Funds may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for a Fund than if it had not engaged in any such transactions. If, for example, a Fixed Income Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between a Fund's portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, a Fund's use of swaptions to reduce risk involves costs and will be subject to CSAM's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that CSAM's judgment in this respect will be correct.


FUTURES ACTIVITIES


          A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums

(discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with its Fund's policies. Each Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operators" under the Commodity Exchange Act and, therefore, are is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. (The New York Municipal Fund may not engage in foreign currency futures transactions.)


          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.


          OPTIONS ON FUTURES CONTRACTS. A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market. (The New York Municipal Fund may not purchase or write options on foreign currency futures.)


          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

MONEY MARKET OBLIGATIONS


          Each Fund is authorized to invest, under normal conditions, up to 20% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding municipal obligations rated within the three highest grades by Moody's or S&P.

          TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund may invest without limit in short-term money market obligations.

          MONEY MARKET MUTUAL FUNDS. Each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The New York Municipal Fund would invest in money market mutual funds that invest in tax-exempt securities. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

CONVERTIBLE SECURITIES

          Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

STRUCTURED SECURITIES

          The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset- backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

          MORTGAGE-BACKED SECURITIES. A Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like atypical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.


          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association ("GNMA"), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          ASSIGNMENTS AND PARTICIPATIONS. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

          When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

          With respect to the New York Municipal Fund, income derived from Participations or Assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt, it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

INTEREST RATE, INDEX, MORTGAGE AND CURRENCY SWAPS; INTEREST RATE CAPS, FLOORS AND COLLARS

          Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes and, in the case of the Global Fixed Income Fund, to seek to enhance total return (speculation) as well. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

          A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.


          The Funds will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.


FOREIGN INVESTMENTS (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)

          Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          FOREIGN CURRENCY EXCHANGE. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

          INFORMATION. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          INCREASED EXPENSES. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


          The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.


          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.


          PRIVATIZATIONS. Each Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

          DEPOSITORY RECEIPTS. Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

U.S. GOVERNMENT SECURITIES


          Each Fund may invest in Government Securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee

Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


MUNICIPAL OBLIGATIONS


          Under normal circumstances, each Fund may and the Municipal Fund will invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Except for temporary defensive purposes, the New York Municipal Fund intends to invest substantially all of its assets in intermediate- and long-term obligations that pay interest that is excluded from gross income for regular federal income tax purposes and New York State and New York City personal income taxes ("New York Municipal Obligations"). New York Municipal Obligations generally include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

          Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.


          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. CSAM will consider such an event in determining whether the Fund should continue to hold the obligation. See Appendix B for further information concerning the ratings of Moody's and S&P and their significance.


          Among other instruments, a Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.


          Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

TAXABLE INVESTMENTS (NEW YORK MUNICIPAL FUND ONLY)

          Because the Fund's purpose is to provide income exempt from regular federal income tax and New York State and New York City personal income taxes, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

ALTERNATIVE MINIMUM TAX BONDS (NEW YORK MUNICIPAL AND FIXED INCOME FUNDS ONLY)


          A Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on

Alternative Minimum Tax Bonds may be lower than those from other Municipal Obligations due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.


SECURITIES OF OTHER INVESTMENT COMPANIES

          A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

BELOW INVESTMENT GRADE SECURITIES  (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS
ONLY)

          A Fund may invest up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when a Fund pursues a temporary defensive strategy as discussed below.

          An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

          A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

          Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


EMERGING MARKETS (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)


          The Fixed Income Fund may invest up to 35% of its total fund assets in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Global Fixed Income Fund may invest without limit in emerging markets securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


LENDING PORTFOLIO SECURITIES

          A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.


          The Funds and CSAM have received an order of exemption (the "Order") from the SEC to permit certain affiliates of CSAM to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSAM's securities lending program does not involve overreaching by CSAM or any of its affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.


REPURCHASE AGREEMENTS

          Each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


          Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          Each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.


          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

ZERO COUPON SECURITIES


          Each Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. See "Additional Information Concerning Taxes." At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.


GOVERNMENT ZERO COUPON SECURITIES


          Each Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and
(iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities").


SHORT SALES (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)

          In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.

          While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. A Fund does not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS

          Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

"SPECIAL SITUATION" COMPANIES (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)

          "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.

VARIABLE RATE AND MASTER DEMAND NOTES (NEW YORK MUNICIPAL AND FIXED INCOME FUNDS
ONLY)

          Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

          Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS


          Each Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.


          When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          TO-BE-ANNOUNCED MORTGAGE-BACKED SECURITIES (FIXED INCOME FUND ONLY)

          As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. For a further description of mortgage-backed securities, see "Structured Securities - Mortgage-Backed Securities" above.


STAND-BY COMMITMENTS (NEW YORK MUNICIPAL AND FIXED INCOME FUNDS ONLY)


          Each Fund may invest in "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


          The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

          The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

          A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          A Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.


          The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to a Fund.


REITs (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)


          Each fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.


          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

WARRANTS (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)


          Each Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Neither Fund currently intends to invest in warrants. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.


          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES


          Each Fund may not invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, CSAM may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

BORROWING


          A Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


NON-DIVERSIFIED STATUS (NEW YORK MUNICIPAL FUND ONLY)


          The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is are not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.
To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                            INVESTMENT RESTRICTIONS

NEW YORK MUNICIPAL FUND

          The investment limitations numbered 1 through 7 are Fundamental Restrictions. Investment limitations 8 through 11 may be changed by a vote of the Board at any time.

          The New York Municipal Fund may not:

          1. Borrow money except to the extent permitted under the 1940 Act.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

          3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

          6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          7. Issue any senior security except as permitted in these Investment Restrictions.

          8. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax and New York State and New York City personal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

          9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          10. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

FIXED INCOME FUND

          The investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 11 may be changed by a vote of the Board at any time.

          The Fixed Income Fund may not:

          1. Borrow money except to the extent permitted under the 1940 Act.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

          6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          7. Issue any senior security except as permitted in these Investment Restrictions.

          8. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          10. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

GLOBAL FIXED INCOME FUND

          The investment limitations numbered 1 through 7 are Fundamental Restrictions. Investment limitations 8 through 10 may be changed by a vote of the Board at any time.

          The Global Fixed Income Fund may not:

          1. Borrow money except to the extent permitted under the 1940 Act.

          2. Purchase any securities which would cause 25% or more of the value of the

Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

          6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          7. Issue any senior security except as permitted in these Investment Restrictions.

          8. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          9. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          10. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.

          If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

          CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. CSAM has retained Credit Suisse Asset Management Limited (U.K.) and Credit Suisse Asset Management Limited (Japan) to act as sub-advisers for the Global Fixed Income Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government securities are generally purchased from underwriters or dealers, although certain newly issued government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of government securities.

          The Adviser will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser's own research program. For the fiscal year ended October 31, 2003, none of the Funds paid any brokerage commissions to brokers and dealers who provided such research services.

          The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years.

                            FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                         ENDED OCTOBER 31,  ENDED OCTOBER 31,  ENDED OCTOBER 31,
                               2001               2002               2003
                         -----------------  -----------------  -----------------
New York Municipal Fund                  0                  0                  0

Fixed Income Fund                $  17,034          $  44,658          $  47,377

Global Fixed Income Fund         $   9,564          $  14,670          $  23,844

          All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of CSAM ("CSAMSI"), and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          During the fiscal year ended October 31, 2003, none of the Funds paid commissions to CSFB.

          Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


          In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse First Boston ("CSFB") or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


          Transactions for the Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

          The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal year or period.

          As of October 31, 2003, each Fund held the following securities of its regular brokers or dealers:

                                                             AGGREGATE VALUE OF
        NAME OF FUND            NAME OF SECURITIES              THE HOLDINGS
---------------------------  ------------------------------  ------------------
  New York Municipal Fund             None                                   --


     Fixed Income Fund       State Street Bank and Trust Co.      $  12,663,000
                             Goldman Sachs Group, Inc.                1,708,569
                             Bear Stearns Companies, Inc.               905,369



 Global Fixed Income Fund    State Street Bank and Trust Co       $  12,322,000
                             Goldman Sachs Group, Inc.                  528,607
                             Morgan Stanley                             310,099
                             Merrill Lynch                              245,826
                             Lehman Brothers, Inc.                      118,775


                               PORTFOLIO TURNOVER

          The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

For the fiscal year ended October 31, 2002 and October 31, 2003, the portfolio turnover rate for the New York Municipal Fund was 34% and 6%; for the Fixed Income Fund, 385% and 434%; and for the Global Fixed Income Fund, 150% and 239%, respectively. The increase in the Fixed Income Fund's portfolio turnover rate resulted from a number of factors, including an increase in the portion of the Fund's portfolio invested in TBAs and the Fund's concomitantly increased use of dollar rolls with respect to these securities. In a dollar roll, the Fund sells TBAs for delivery in the current month and simultaneously contracts to repurchase similar but not identical securities on a specified future date, generally one month ahead. This monthly roll over resulted in a higher portfolio turnover rate.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS


          Some of the significant financial considerations relating to the New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          The State of New York's most recent fiscal year began on April 1, 2003 and ends on March 31, 2004. The most recent published Update to the Annual Information Statement was dated January 26, 2004.

          Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget ("DOB") believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

          In the Enacted Budget of 2003-04, DOB projected a potential imbalance in the State's General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs ("FMAP"). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the Local Government Assistance Corporation ("LGAC")/Municipal Assistance Corporation ("MAC") transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to the budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and the Tuition Assistance Program ("TAP"), and lower spending in State Operations and debt service. DOB's current receipts projection assumes significant growth in tax receipts for the remainder of the year.

          Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million General Fund Enacted Budget imbalance, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the 2004-05 budget gap.

          The State is negotiating new labor contracts with several State employee unions. The recently expired four-year agreements included a $500 nonrecurring lump sum payment and salary increases of 3.0 percent in 1999-2000 (effective mid-year), 3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03, at a cost to the General Fund of approximately $2.5 billion over the life of the agreement. Each future one percent salary increase would cost the General Fund roughly $75 million annually. The Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of future collective bargaining agreements.

          On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments until legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide New York City the fiscal relief it sought, but without the legal uncertainty associated with the current legislation. Please see the section below entitled "Litigation" for the status of this litigation.

          The State Comptroller is the Administrative Head of the State Retirement Systems, and Trustee of the assets of those Systems. The proposed 2004-05 Financial Plan assumes pension reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised the DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

          The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

          In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

          In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital ("DSH") payments over two years to public hospitals throughout the State, including the New York City Health and Hospitals Corporation ("HHC"), State University of New York ("SUNY") and other State and county-operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State's health care financing system.

          The 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

          The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all video lottery terminal ("VLT") revenues to provide Sound Basic Education ("SBE") funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

          Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. The Court has also directed the parties to return on March 30, 2004 for further proceedings. For a complete summary of significant litigation affecting the State, please refer to the State's Annual Information Statement, as updated.

          The State projects that balances in its principal reserves to guard against unbudgeted risks will total $815 million at the close of 2003-04 and will remain unchanged through 2004-05. The reserves include $794 million in the TSRF (the State's rainy day fund) and $21 million in the Contingency Reserve Fund ("CRF") for litigation. To permanently improve the State's reserve levels, the Governor's Executive Budget for 2004-05 includes legislation to gradually increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the State will reach its statutory maximum balance in the fund of 2 percent or $840 million with the next annual deposit.

          State Economy. The New York State economy is slowly emerging from recession. The long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to 2.1 percent in 2004.

          The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

          Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

          Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

          Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

          Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation's leaders in the production of these commodities.

          Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

          State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2003-04 Financial Plan projected a budget gap of $2.8 billion in 2003-04 and the 2004-2005 Financial Plan projects budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06 and $7.8 billion in 2006-07.

          Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

          General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

          Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $42.26 billion in fiscal year 2003-04, an increase of $4.86 billion from the 2002-03 fiscal year. The increase over the prior year is largely attributable to the expected receipt of $4.20 billion in tobacco securitization proceeds and $645 million from the Federal revenue sharing grants.

          All Governmental Funds receipts are estimated to reach $99.05 billion in 2003-04, an increase of $10.98 billion (12.5 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in Personal Income Tax ("PIT") rates and in the base and rate of the sales tax.

          Spending in the General Fund is projected to total $42.06 billion in 2003-04, a decrease of $392 million from the Mid-Year Financial Plan Update issued October 28, 2003 (the "October Update"). The revisions include lower estimated spending from the Community Projects Fund ("CPF") ($200 million) now projected to occur in 2004-05, which does not affect budget balance since the resources required to pay this spending have already been set aside in a separate account. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

          The projected 2003-04 General Fund closing balance of $1.01 billion consists of $794 million in the TSRF (the Rainy Day Fund), $200 million in CPF, and $20 million in the CRF. The projected increase of $284 million from the October Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund (the eighth deposit in the last nine years). In addition, an additional deposit of $661 million to the Tax Refund Reserve Account will be made at year-end to account for the movement of $400 million in tobacco securitization proceeds planned for use in 2004-05 and the 2003-04 cash surplus of $261 million to help balance the 2004-05 fiscal year.

          While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The $5.1 billion gap is consistent with estimates provided by DOB at the time of the 2003-04 Enacted Budget. Those projections indicated that the original 2004-05 Executive Budget gap of $2.8 billion would increase to between $5 billion and $6 billion primarily as a result of additional recurring spending adds in the Enacted Budget. The current $5.1 billion gap is at the lower end of the projected range due to modestly improved economic conditions and the expectation of continue increases in financial services incomes.

          The Governor's Executive Budget for 2004-05 fully closes the $5.1 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce the outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07. In addition, $240 million in 2004-05 ($325 million on a school year basis), growing to

$2 billion annually over the next five years is reserved from new VLT resources to fund the SBE requirements.

                  All Governmental Funds spending in 2003-04 is projected at $98.29 billion. The increase of $314 million from the October Update for Federally-funded programs consists of: higher than anticipated disbursements for education ($518 million); Medicaid costs relating to the 15-month increase in the Federal matching rate ($379 million); and child care spending ($142 million). These Federal increases are partially offset by the State Funds decline described above.

                  PIT net receipts for 2003-04 are estimated to reach $24.08 billion, an increase of $385 million (1.6 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts are expected to grow 8.9 percent over 2002-03 results. The estimate is $235 million above the October Update forecast (adjusting for Refund Reserve transactions).

          PIT General Fund receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9 percent) from 2002-03, due to the positive factors affecting All Funds receipts, more than offset by increased Revenue Bond Tax Fund ("RBTF") and School Tax Relief ("STAR") deposits of $1.2 billion and $171 million, respectively.

          The historical financial results for the prior three fiscal years are presented below.

          2002-03 Fiscal Year. In the revised Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

          After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF, which pays primarily for legislative "member items."

          The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

          General Fund receipts and transfer from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfer to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

          2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

          General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

          General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

          2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

          The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the LGAC that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

          The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the STAR Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

          General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

          Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

          The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

          The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

          The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

          Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps are 1.65 percent each. The DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

          The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps (or about 9 percent of total State-supported debt outstanding), and have entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the "Capital Plan") with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 20, 2004. Total capital spending is projected to be $29.6 billion across the five years of the Capital Plan, an average of $5.9 billion annually. Transportation continues to be largest area of spending, which is projected at $17.1 billion or 58 percent of total capital spending over the five-year Capital Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Capital Plan.

          For the five-year period 2004-05 through 2008-09, the Capital Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004-05 to $44.2 billion in 2008-09, or by an annual average of
1.5 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

          In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

          The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

          The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

          On June 5, 2003, Fitch Ratings assigned its AA- rating on New York's long-term general obligations.

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          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2003-04 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

          Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

          Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

          On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25


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years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

          On June 26, 2003, the State Court of Appeals ruled that the State's financing system for New York City schools was unconstitutional. The Court found that the system denied students in New York City schools a sound basic education, which it generally described as the "opportunity for a meaningful high school education, one which prepares them to function productively as civic participants." The Court directed the State to implement a remedy by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all VLT revenues to provide SBE funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

          In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the "MAC Refinancing Act"). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

          In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

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          Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

          In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

          In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Lawss.2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

          In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in ss. 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

          By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss

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brought by the individually named members of the board of directors of
Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

          In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

          In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

          Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local

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

assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

          On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

          Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of Federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority ("TFA") by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

          On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand

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the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

          The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

          The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2. On September 19, 2001, as a result of the attacks of September 11th, Moody's changed the outlook on the City's bonds from stable to uncertain. Shortly thereafter, on November 16, 2001, this outlook was changed again by Moody's from uncertain to negative. On January 28, 2004, Moody's upgraded its outlook on the City's bonds from negative to stable in light of the City's improving economy and revenue picture.

          On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal

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Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

          Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

          For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years.

          On June 30, 2003, the City submitted the June 2003 Financial Plan, which projects revenues and expenditures for the 2002-03 and 2003-04 fiscal years balanced in accordance with GAAP, after discretionary and other transfers. The June 2003 Financial Plan reflects changes since the June 2002 Financial Plan, as subsequently modified by the Financial Plans submitted on November 18, 2002, January 31, 2003 and April 23, 2003.

          Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

          The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

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

          The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-04. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-03 and $2.1 billion in fiscal year 2003-04. The June 2003 Financial Plan also assumes retroactive and ongoing payments for the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-04 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of MAC for the City of New York by a local development corporation with funds provided by the State pursuant to State legislation. The Governor has stated that he believes such legislation is unconstitutional.

          On April 15, 2003 the City released the Executive Budget for the fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, State actions totaling $2.7 billion (included a request for restoration of executive budget cuts, personal income tax reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport leases.

          On August 13, 2003, LGAC, its Chairperson, the DOB and its Director sued the City and the Sales Tax Asset Receivable Corporation ("STAR Corp.") seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenue. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecasted budget gaps in the subsequent years of the Financial Plan.

          The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-02 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In

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addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

          On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

          On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

          The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May 2003.

          On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.

          The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

          Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the Metropolitan Transit Authority to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and Federal assistance.

          New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

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

          The projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the HHC to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

          To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the futur



                             MANAGEMENT OF THE FUNDS

OFFICERS AND BOARDS OF DIRECTORS/TRUSTEES

          The business and affairs of the Global Fixed Income Fund is managed by a Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Fixed Income and New York Municipal Funds are managed by a Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. Each Board approves all significant agreements between a Fund and the companies that furnish services to the Fund, including agreements with the Fund's Adviser(s), custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

          The names and birth dates of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                         IN FUND
                                                                                         COMPLEX
                                                   TERM OF                               OVERSEEN     OTHER
                                    POSITION(s)    OFFICE 1      PRINCIPAL               BY           DIRECTORSHIPS
                                    HELD WITH      AND LENGTH OF OCCUPATION(s) DURING    DIRECTOR/    HELD BY
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         TRUSTEE      DIRECTOR/TRUSTEE
----------------------------------- -------------- ------------- ----------------------- ------------ -------------------

INDEPENDENT DIRECTORS/TRUSTEES


Richard H. Francis                  Director,      Since 1999    Currently retired       44           None
c/o Credit Suisse Asset             Nominating
Management, LLC                     and Audit
466 Lexington Avenue                Committee
New York, New York 10017-3140       Member
Date of Birth: 4/23/32

Jeffrey E. Garten                   Director,      Since 1998    Dean of Yale School of  43           Director of Aetna,
Box 208200                          Nominating                   Management and William               Inc. (insurance
New Haven, Connecticut 06520-8200   and Audit                    S. Beinecke Professor                company); Director
Date of Birth: 10/29/46             Committee                    in the Practice of                   of Calpine
                                    Member                       International Trade                  Corporation
                                                                 and Finance (from                    (energy provider);
                                                                 November 1995 to                     Director of CarMax
                                                                 present)                             Group (used car
                                                                                                      dealers)


Peter F. Krogh                      Director,      Since 2001    Dean Emeritus and       43           Director of
301 ICC                             Nominating                   Distinguished                        Carlisle Companies
Georgetown University               Committee                    Professor of                         Incorporated
Washington, DC 20057                Chairman                     International Affairs                (diversified
Date of Birth: 2/11/37              and Audit                    at the Edmund A. Walsh               manu-facturing
                                    Committee                    School of Foreign                    company); Member
                                    Member                       Service, Georgetown                  of Selection
                                                                 University; Moderator                Committee for
                                                                 of PBS foreign affairs               Truman Scholars
                                                                 television series from               and Henry Luce
                                                                 1998 to 2000                         Scholars;  Senior
                                                                                                      Associate of



____________________________________
1 Each Director and Officer serves until his or her respective successor has been duly elected and qualified.



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                         IN FUND
                                                                                         COMPLEX
                                                   TERM OF                               OVERSEEN     OTHER
                                    POSITION(s)    OFFICE 1      PRINCIPAL               BY           DIRECTORSHIPS
                                    HELD WITH      AND LENGTH OF OCCUPATION(s) DURING    DIRECTOR/    HELD BY
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         TRUSTEE      DIRECTOR/TRUSTEE
----------------------------------- -------------- ------------- ----------------------- ------------ -------------------

INDEPENDENT DIRECTORS/TRUSTEES


                                                                                                      Center for
                                                                                                      Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations

James S. Pasman, Jr.                Director,      Since 1999    Currently retired       45           Director of
c/o Credit Suisse Asset             Nominating                                                        Education
Management, LLC                     and Audit                                                         Management Corp.
466 Lexington Avenue                Committee
New York, New York                  Member
10017-3140
Date of Birth: 12/20/30

Steven N. Rappaport                 Director,      Since 1999    Partner of Lehigh       45           None
Lehigh Court LLC                    Nominating                   Court, LLC and RZ
40 East 52nd Street                 Committee                    Capital (private
New York, New York 10022            Member and                   investment firms) from
Date of Birth: 7/10/48              Audit                        July 2002 to present;
                                    Committee                    Consultant to SunGuard
                                    Chairman                     Securities Finance,
                                                                 Inc. from
                                                                 February 2002
                                                                 to July 2002;
                                                                 President of
                                                                 SunGuard
                                                                 Securities
                                                                 Finance, Inc.
                                                                 from 2001 to
                                                                 February 2002;
                                                                 President of
                                                                 Loanet, Inc.
                                                                 (on-line
                                                                 accounting
                                                                 service) from
                                                                 1997 to 2001


INTERESTED DIRECTOR/TRUSTEE


Joseph D. Gallagher 2               Director,      Since 2003    Managing Director and   46           None
Credit Suisse Asset                 Chairman of                  Chief Executive
Management, LLC                     the Board                    Officer of CSAM since
466 Lexington Avenue                and Chief                    2003; Chief Executive



_______________________________
2 Mr. Gallagher is a Director/Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he is an officer of CSAM.



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                         IN FUND
                                                                                         COMPLEX
                                                   TERM OF                               OVERSEEN     OTHER
                                    POSITION(s)    OFFICE 1      PRINCIPAL               BY           DIRECTORSHIPS
                                    HELD WITH      AND LENGTH OF OCCUPATION(s) DURING    DIRECTOR/    HELD BY
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         TRUSTEE      DIRECTOR/TRUSTEE
----------------------------------- -------------- ------------- ----------------------- ------------ -------------------

INDEPENDENT DIRECTORS/TRUSTEES


New York, New York                  Executive                    Officer and Director
10017-3140                          Officer                      of Credit Suisse Asset
Date of Birth: 12/14/62                                          Management
                                                                 Limited,
                                                                 London,
                                                                 England, from
                                                                 June 2000 to
                                                                 2003; Director
                                                                 of Credit
                                                                 Suisse Asset
                                                                 Management
                                                                 Funds (UK)
                                                                 Limited,
                                                                 London,
                                                                 England, from
                                                                 June 2000 to
                                                                 2003; Managing
                                                                 Director, Head
                                                                 -- Asian
                                                                 Corporate
                                                                 Finance and
                                                                 M&A's, Credit
                                                                 Suisse First
                                                                 Boston, Hong
                                                                 Kong, China,
                                                                 from January
                                                                 1998 to May
                                                                 1999.

William W. Priest, Jr. 3            Director       Since 1999    Co-Managing Partner,    50           Global Wireless,
Steinberg Priest & Sloane Capital                                Steinberg Priest &                   LLC (maritime
Management                                                       Sloane Capital                       communications
12 East 49 th Street                                             Management since March               company); InfraRed
12 th Floor                                                      2001; Chairman and                   X (medical device
New York, New York 10017                                         Managing Director of                 company)
Date of Birth: 9/24/41                                           CSAM from 2000 to
                                                                 February 2001, Chief
                                                                 Executive Officer and
                                                                 Managing Director of
                                                                 CSAM from 1990 to 2000

OFFICERS



__________________________________
3 Mr. Priest is a Director/Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he provided consulting Services to CSAM within the last two years (ended December 31, 2002).








                                                   TERM OF
                                    POSITION(s)    OFFICE 1      PRINCIPAL
                                    HELD WITH      AND LENGTH OF OCCUPATION(s) DURING
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS
----------------------------------- -------------- ------------- -----------------------
INDEPENDENT DIRECTORS


Hal Liebes                          Vice           Since 1999    Managing Director and
Credit Suisse Asset Management,     President and                Global General Counsel
LLC                                 Secretary                    of CSAM; Associated
466 Lexington Avenue                                             with CSAM since 1997;
New York, New York 10017-3140                                    Officer of other
Date of Birth: 7/6/64                                            Credit Suisse Funds

Michael A. Pignataro                Treasurer and  Since 1999    Director and Director
Credit Suisse Asset Management,     Chief                        of Fund Administration
LLC                                 Financial                    of CSAM; Associated
466 Lexington Avenue                Officer                      with CSAM since 1984;
New York, New York 10017-3140                                    Officer of other
Date of Birth: 11/15/59                                          Credit Suisse Funds

Gregory N. Bressler                 Assistant      Since 2000    Director and Deputy
Credit Suisse Asset Management,     Secretary                    General Counsel of
LLC                                                              CSAM; Associated with
466 Lexington Avenue                                             CSAM since January
New York, New York 10017-3140                                    2000; Associated with
Date of Birth: 11/17/66                                          the law firm of
                                                                 Swidler Berlin
                                                                 Shereff
                                                                 Friedman LLP
                                                                 from 1996 to
                                                                 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds


J. Kevin Gao                        Assistant      Since 2004    Vice President and
Credit Suisse Asset Management,     Secretary                    Legal Counsel of CSAM;
LLC                                                              Associated with CSAM
466 Lexington Avenue                                             since July 2003;
New York, New York 10017-3140                                    Associated with the
Date of Birth: 10/13/67                                          law firm of Wilke Farr
                                                                 & Gallagher LLP from
                                                                 from 1998 to 2003;
                                                                 Officer of other
                                                                 Credit Suisse Funds


Rocco A. DelGuercio                 Assistant      Since 1999    Vice President and
Credit Suisse Asset Management,     Treasurer                    Administrative Officer
LLC                                                              of CSAM; Associated
466 Lexington Avenue                                             with CSAM since June
New York, New York 10017-3140                                    1996; Officer of other
Date of Birth: 4/28/63                                           Credit Suisse Funds

Joseph Parascondola                 Assistant      Since 2000    Assistant Vice
Credit Suisse Asset Management,     Treasurer                    President of CSAM;
LLC                                                              Associated with CSAM
466 Lexington Avenue                                             since April 2000;
New York, New York 10017-                                        Assistant Vice




                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                         IN FUND
                                                                                         COMPLEX
                                                   TERM OF                               OVERSEEN     OTHER
                                    POSITION(s)    OFFICE 1      PRINCIPAL               BY           DIRECTORSHIPS
                                    HELD WITH      AND LENGTH OF OCCUPATION(s) DURING    DIRECTOR/    HELD BY
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         TRUSTEE      DIRECTOR/TRUSTEE
----------------------------------- -------------- ------------- ----------------------- ------------ -------------------
INDEPENDENT DIRECTORS


3140                                                             President, Deutsche
Date of Birth: 6/5/63                                            Asset
                                                                 Management from
                                                                 January 1999 to
                                                                 April 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds


Robert M. Rizza                     Assistant      Since 2002    Assistant Vice
Credit Suisse Asset                 Treasurer                    President of CSAM;
Management, LLC                                                  Associated with CSAM
466 Lexington Avenue                                             since 1998; Officer of
New York, NY 10017-3140                                          other Credit Suisse
Date of Birth: 12/9/65                                           Funds


              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors/Trustees of certain securities as of December 31, 2003.



                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN   DIRECTOR/TRUSTEE IN FAMILY OF
NAME OF DIRECTOR/TRUSTEE                 THE FUND *,4                           INVESTMENT COMPANIES *,4
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES

Richard H. Francis                       New York Municipal -  A
                                         Fixed Income - A                                         E
                                         Global Fixed Income - A


Jeffrey E. Garten                        New York Municipal -  A
                                         Fixed Income - A                                         B
                                         Global Fixed Income - A


Peter F. Krogh                           New York Municipal -  A
                                         Fixed Income - A                                         D
                                         Global Fixed Income - A


James S. Pasman, Jr.                     New York Municipal -  A
                                         Fixed Income - A                                         D
                                         Global Fixed Income - A

Steven N. Rappaport                      New York Municipal -  B                                  C
                                         Fixed Income - B
                                         Global Fixed Income - B


INTERESTED DIRECTOR/TRUSTEE

William W. Priest                        New York Municipal -  A
                                         Fixed Income - A                                         A
                                         Global Fixed Income - A


Joseph A. Gallagher                      New York Municipal -  A
                                         Fixed Income - A                                         E
                                         Global Fixed Income - A



_______________________
*  Key to Dollar Ranges:
    A.   None
    B.   $ 1 - $10,000
    C.   $ 10,000 - $50,000
    D.   $ 50,000 - $100,000

_____________________________________
4 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

    E.   Over $100,000

COMMITTEES AND MEETINGS OF DIRECTORS/TRUSTEES

          Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors/Trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors/Trustees"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.


          In accordance with its written charter adopted by the Board of Directors/Trustees, the Audit Committee oversees the scope of each Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls; determines the selection, appointment, retention or termination of each Fund's independent auditors, as well as approving the compensation thereof; pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent auditors; and acts as liaison between the Fund's independent auditors and the full Board. The Audit Committee of each Fund met four times during the fiscal year ended October 31, 2003.


          The Nominating Committee is charged with the duty of making all nominations for Independent Directors/Trustees to the Board of Directors/Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors/Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2003.

          No employee of CSAM, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director/Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director/Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

          Mr. Rappaport informed the Funds that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31,2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

DIRECTORS'/TRUSTEES' TOTAL COMPENSATION FOR THE FISCAL YEAR ENDED OCTOBER 31,
2003



                                                                                                    TOTAL NUMBER OF
                               TOTAL             TOTAL                          ALL INVESTMENT      FUNDS FOR WHICH
                         COMPENSATION FROM    COMPENSATION  TOTAL COMPENSATION     COMPANIES           DIRECTOR/
 NAME OF DIRECTOR/            NEW YORK         FROM FIXED    FROM GLOBAL FIXED    IN THE CSAM       TRUSTEE SERVES
      TRUSTEE              MUNICIPAL FUND     INCOME FUND       INCOME FUND      FUND COMPLEX     WITHIN FUND COMPLEX
--------------------     -----------------    ------------  ------------------  --------------    --------------------
William W. Priest *              688               688              938             41,563                50
Richard H. Francis             2,313             2,313            2,813             75,875                44
Jack W. Fritz ***              2,313             2,313            2,813             68,875                 0
Jeffrey E. Garten              2,313             2,313            2,563             68,375                43
Peter F. Krogh                 2,313             2,313            2,563             67,375                43
James S. Pasman, Jr.           2,313             2,313            2,813             97,750                45
Steven N. Rappaport            2,538             2,538            3,038             83,975                45
Joseph D. Gallagher **          None              None             None               None                46



* Mr. Priest is an "interested person" of the Funds because he provided consulting services to CSAM within the last two years (ended December 31, 2002). He receives compensation from each Fund and other investment companies advised by CSAM.



** Mr. Gallagher received no compensation from any Fund during the fiscal year ended October 31, 2003.


***  Mr. Fritz retired from the Board on November 18, 2003.


          As of December 31, 2003, the Directors/Trustees and officers of each Fund as a group owned of record less than 1% of each class of the shares of each Fund.

          INVESTMENT ADVISORY AGREEMENT. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $912 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. As of December 31, 2003, CSAM employed 2,000 people worldwide and had global assets under management of approximately $317.9 billion, with $51 billion under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


          The Advisory Agreement between each Fund and CSAM continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors/Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreements, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors/Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors/Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors/Trustees of the Fund; and any extraordinary expenses.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          A Fund or CSAM may terminate the respective Advisory Agreement on 60 days' written notice without penalty. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Fixed Income Fund, Global Fixed Income Fund, and New York Municipal Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly calculated at an annual rate of .50%, 1.00% and .40%, respectively, of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.


          For the fiscal year ended October 31, 2001, 2002 and 2003, each Fund paid CSAM, and CSAM waived fees and/or reimbursed expenses of each Fund under the Advisory Agreement as follows (portion of fees waived, if any, are noted in parentheses next to the amount paid):



                                  FISCAL YEAR ENDED             FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                   OCTOBER 31, 2001              OCTOBER 31, 2002               OCTOBER 31, 2003
                             -------------------------      -------------------------      ---------------------------
New York Municipal Fund      $   226,918   ($151,434)        $ 142,804    ($241,130)        $   296,256     ($194,652)
Fixed Income Fund            $ 1,420,017   ($504,459)        $ 866,096    ($663,228)        $   990,953     ($561,075)
Global Fixed Income Fund     $   513,355   ($707,054)        $ 243,582    ($827,266)        $ 1,347,288   ($1,025,955)


          SUB-ADVISORY AGREEMENTS. The Global Fixed Income Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K.") and CSAM's Japanese affiliate ("CSAM Japan"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K. and CSAM Japan may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. The Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2003 managed approximately $53.7 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2003 managed approximately $7.1 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2003, the portion of the fees allocable to the Fund for CSAM U.K. and CSAM Japan was $ 35,065 and $36,381, respectively.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Board Approval of Advisory Agreements

          At a meeting held on November 18, 2003, the Board of each Fund considered the continuation of the Fund's Advisory Agreement for another year. The Board of each Fund, including the Independent Directors/Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board of each Fund also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased.

          The Board of Trustees of the Fixed Income Fund discussed the Fund's underperformance in relation to its benchmark for the five and ten year periods ended August 31, 2003. The Board noted that the Fixed Income Fund had outperformed its benchmark for the one year period ended August 31, 2003 and that CSAM had described the steps that it had taken and would continue to take to address underperformance. The Board recognized that CSAM had continued to invest in the firm's investment capability, including the addition of more and better quality research personnel and that quantitative measuring tools had been developed and were being implemented to enhance portfolio performance. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. In light of the Board's recognition of the steps that had already been taken or were planned to be taken to improve Fund performance, the Board approved the Advisory Agreement.

          The Board of Directors of the Global Fixed Income Fund reviewed the extent to which CSAM was waiving its fees and/or reimbursing the Fund's expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board noted that the Fund had outperformed its benchmark for the one-, five- and ten-year periods ended August 31, 2003. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement.

          The Board of Trustees of the New York Municipal Fund reviewed the extent to which CSAM was waiving its fees and/or reimbursing the Fund's expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board noted that the Fund's performance was above the average of comparable funds for the one-, five- and ten-year periods ended August 31, 2003. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement.

          No single factor reviewed by any Board was identified by such Board as the principal factor in determining whether to approve either Advisory Agreement. The Independent Directors/Trustees were advised by separate independent legal counsel throughout the process.

          In approving each of the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, the Board of the Global Fixed Income Fund considered various matters and materials provided by CSAM, CSAM U.K. and CSAM Japan. The Board considered, primarily, the benefits to the Fund of retaining CSAM's United Kingdom and Japanese affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. and CSAM Japan would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets. The Board of the Fund also carefully considered the particular expertise of CSAM U.K. and CSAM Japan in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K. and CSAM Japan. In addition, the Board of the Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K. and CSAM Japan would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K. and CSAM Japan would not increase the fees or expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (the "CSAMSI Co-Administration Agreements" and the "State Street Co-Administration Agreements," respectively).

          CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.

          For the fiscal years ended October 31, 2001, 2002 and 2003, the Funds paid CSAMSI administration fees and CSAMSI waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                             FISCAL         FISCAL        FISCAL
                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                              2001           2002           2003
                           -----------    -----------    -----------
New York Municipal Fund    $    94,588    $    95,983    $    74,064
Fixed Income Fund          $   406,784    $   305,865    $   198,191
Global Fixed Income Fund   $   122,041    $   107,085    $   134,729


          State Street became co-administrator to the Fixed Income Fund on July 1, 2002 and to the New York Municipal Fund and the Global Fixed Income Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreements, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .050% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .020% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses.

          For the fiscal period ended October 31, 2002 and the fiscal year ended October 31, 2003, the Funds paid State Street administration fees and State Street waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):


                                     FISCAL            FISCAL
                                     PERIOD             YEAR
                                      ENDED            ENDED
                                   OCTOBER 31,       OCTOBER 31,
                                      2002              2003
                                   -----------       ----------
New York Municipal Fund              $  21,359       $   55,765
Fixed Income Fund                    $  74,689       $  161,520
Global Fixed Income Fund             $  31,481       $  114,653


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


          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fixed Income Fund prior to July 1, 2002 and to the New York Municipal Fund and the Global Fixed Income Fund prior to August 1, 2002. For the services provided by PFPC under the PFPC Co-Administration Agreement, each Fund paid PFPC a fee calculated at an annual rate of .07% of the Fund's first $150 million in average daily net assets, .06% of the Fund's next $150 million in average daily net assets, and ..05% of the Fund's average daily net assets exceeding $300 million, exclusive of out-of-pocket expenses.

          For the fiscal year ended October 31, 2001 and the fiscal period ended June 30 or July 31, 2002, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                               FISCAL             FISCAL
                             YEAR ENDED        PERIOD ENDED
                             OCTOBER 31,      JUNE 30/JULY 31
                                2001               2002
                            ------------       ------------
New York Municipal Fund       $   75,195         $   56,738
Fixed Income Fund             $  262,101         $  145,579
Global Fixed Income Fund      $   93,593         $   62,421

          The Funds and CSAM have obtained an order of exemption (the "Order") from the SEC to permit certain affiliates of CSAM to act as lending agent for the Funds to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral recieved by an affiliated lending agent from borrowers and other uninvested cash amounts in certian money market funds advised by CSAM ("Investment Fund"). The Order contains a number of conditions that are designed to ensure that the securiteis lending program does not invlolve overreaching by CSAM or any of its affiliates. These conditions include percentage limitations on the amount of the Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive ites proportionate share of any dividends. CSFB received $0, $8,775 and $0 from securities lending transations from the New York Municipal Fund, Fixed Income Fund and Global Fixed Incoem Fund, respectively, for the fiscal year ended Octrober 31, 2003, respectively.


CODE OF ETHICS

          The Funds, CSAM, CSAM U.K., CSAM Japan and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board of Directors/Trustees reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

CUSTODIAN AND TRANSFER AGENT.

          State Street serves as custodian of each Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund,
(iii) makes receipts and disbursements of money on behalf of


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


each Fund, (iv) collects and receives all income and other payments and distributions for the account of each Fund's portfolio securities and (v) makes periodic reports to the Board of Directors/Trustees concerning each Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Directors/Trustees concerning the transfer agent's operations with respect to each Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

PROXY VOTING POLICIES AND PROCEDURES.

          Each Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI. Each Fund will be required to file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The first such filing will be made no later than August 31, 2004 for the 12 months ended June 30, 2004. Once filed, a Fund's Form N-PX will be available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through CSAM's website, www.csam.com and (2) on the SEC's website at http://www.sec.gov.

ORGANIZATION OF THE FUNDS


          The Funds are open-end management investment companies. The Fixed Income and New York Municipal Funds were organized in 1987 and 1986, respectively, under the laws of The Commonwealth of Massachusetts and each is a business entity commonly known as a "Massachusetts business trust." The Global Fixed Income Fund was incorporated in 1990, under the laws of the State of Maryland and is a Maryland corporation. Each of the Funds is "diversified" within the meaning of the 1940 Act, other than the New York Municipal Fund, which is "non-diversified." The New York Municipal Fund has two classes of shares, Common Shares and Class A Shares. The Fixed Income Fund has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. The Global Fixed Income Fund has three classes of shares, Common Shares, Advisor Shares and Class A Shares. The Global Fixed Income Fund's Advisor Shares are closed to new investments. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.


          The New York Municipal Fund's Agreement and Declaration of Trust and the Global Fixed Income Fund's charter authorizes the Board of each Fund to issue full and


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



fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. The Fixed Income Fund's Agreement and Declaration of Trust (together with the New York Municipal Fund's Agreement and Declaration of Trust, the "Trust Agreements"). On December 12, 2001, each Fund's Common Class was closed to new investors other than those listed in the Common class prospectus. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.


          The New York Municipal Fund's charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.


          The New York Municipal Fund's charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine the Fund or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority is subject to applicable requirements of the 1940 Act and Massachusetts law. A Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.


          Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

          All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights. Because of the higher fees paid by Class A, Class B and Class C shares, the total return on Class A, Class B and Class C shares can be expected to be lower than the total return on Common shares. Common class shares can be purchased only by certain types of investors as outlined in the Common class PROSPECTUS.

          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


          The Fixed Income Fund and the New York Municipal Fund changed their names in 1992 from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund was incorporated under the laws of the State of Maryland in 1990 under the name "Counsellors Global Fixed Income Fund, Inc." and on October 27, 1995 and February 16, 1996, the Fund amended its charter to change its name to "Warburg, Pincus Global Fixed Income Fund, Inc." On March 26, 2001, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund changed their names to "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc.," respectively. Effective December 12, 2001, the Credit Suisse Warburg Pincus New York Intermediate Municipal Fund, Credit Suisse Warburg Pincus Fixed Income Fund, and Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc. changed their names to "Credit Suisse New York Municipal Fund, Inc.," "Credit Suisse Fixed Income Fund, Inc." and "Credit Suisse Global Fixed Income Fund, Inc.," respectively.


DISTRIBUTION AND SHAREHOLDER SERVICING


          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


          COMMON SHARES. Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-

Administration Agreements a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing each Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to each Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that each Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with the Common Shares Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. Each Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with each Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse part of this Fee at rates they would normally pay to the transfer agent for providing the services.

          ADVISOR SHARES. The Fixed Income Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made.

          Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Advisor Class shares of the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to .25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may be paid a fee of up to 1.00% of new assets invested in Advisor Class shares of the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

          For the fiscal year ended October 31, 2003, the Advisor Class shares of the Fixed Income Fund paid CSAMSI $90,911 under the Advisor Shares 12b-1 Plan, all of which was spent on advertising, marketing communications, public relations and people-related and occupancy costs.

          An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant PROSPECTUS and this STATEMENT OF ADDITIONAL

INFORMATION in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. PROSPECTUSES are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


          CLASS A, CLASS B AND CLASS C SHARES. The Fixed Income Fund has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A Shares, Class B Shares and Class C Shares of the Fund, respectively, and the New York Municipal Fund and the Global Fixed Income Fund each have adopted a Plan of Distribution for Class A Shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.



          The Class A Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.


          For the fiscal year ended October 31, 2003, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid $2,199, $12,060, and $2,026, respectively, to CSAMSI under the Class A Shares 12b-1 Plan. For the fiscal year ended October 31, 2003, the Fixed Income Fund paid $61,337 to CSAMSI under the Class B Shares 12b-1 Plan. For the fiscal year ended October 31, 2003, the Fixed Income Fund paid $11,616 to CSAMSI under the Class C Shares 12b-1 Plan.

          During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the New York Municipal Fund's A Shares 12b-1 Plan as follows:

Advertising                                                      $   4,685

Printing and mailing prospectuses for promotional purposes       $   4,438

Payment to broker-dealers                                        $   1,925

People-related and occupancy                                     $     931

Other                                                            $   3,845

          During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the Fixed Income Fund's A Shares 12b-1 Plan as follows:

Advertising                                                      $   1,422

Printing and mailing prospectuses for promotional purposes       $   3,502

Payment to broker-dealers                                        $  13,540

People-related and occupancy                                     $   7,098

Other                                                            $   1,664

          During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the Global Fixed Income Fund's A Shares 12b-1 Plan as follows:

Advertising                                                      $   1,078

Printing and mailing prospectuses for promotional purposes       $   7,653

Payment to broker-dealers                                        $   1,436

People-related and occupancy                                     $     738

Other                                                            $   2,389

          During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the Fixed Income Fund's B Shares 12b-1 Plan as follows:

Advertising                                                      $   2,143

Printing and mailing prospectuses for promotional purposes       $   4,610

Payment to broker-dealers                                        $  57,768

People-related and occupancy                                     $   4,463

Other                                                            $   3,681

          During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the Fixed Income Fund's C Shares 12b-1 Plan as follows:

Advertising                                                      $     413

Printing and mailing prospectuses for promotional purposes       $   2,003

Payment to broker-dealers                                        $  11,943

People-related and occupancy                                     $   1,308

Other                                                            $     649

          With respect to sales of the Fixed Income Fund's Class B, Class C or sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.


          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares. The standard fees for the sales of Common Class are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard fees for the sales of Classes A, B and C are disclosed in the Funds' Prospectus. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


          GENERAL. Each of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as their continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Funds to CSAMSI under the Advisor Shares 12b-1 Plans, the A, B, C 12b-1 Plans and the Common Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Funds' Boards with periodic reports of amounts spent under the Common Shares, the Adviser Shares and the Class A, B, C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of a Fund, any applicable sales charge.

          As a convenience to the investor and to avoid unnecessary expense to a Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. Each Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with a Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          COMMON CLASS SHARES. To purchase Common shares directly from a Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

          CLASS A, B AND C SHARES. Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not directly offered from the Funds. All purchases of shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A Shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):


                 GLOBAL FIXED INCOME FUND AND FIXED INCOME FUND


                         INITIAL SALES CHARGE -- CLASS A

                                                             COMMISSION
                                                            TO FINANCIAL
                                     AS A % OF   AS A % OF  REPRESENTATIVE
                                      AMOUNT     OFFERING     AS A % OF
AMOUNT PURCHASED                     INVESTED      PRICE    OFFERING PRICE
---------------------------------   ----------    ---------  ---------------
Less than $50,000                        4.99%        4.75%            4.25%
$50,000 to less than $100,000            4.71%        4.50%            4.00%
$100,000 to less than $250,000           3.63%        3.50%            3.25%
$250,000 to less than $500,000           2.56%        2.50%            2.25%
$500,000 to less than $1,000,000         2.04%        2.00%            1.75%
$1,000,000 or more                          0 *          0              .50% **

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the PROSPECTUS).

** The distributor may pay a financial representative a fee as follows: up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.

                             NEW YORK MUNICIPAL FUND

                         INITIAL SALES CHARGE -- CLASS A
                                                             COMMISSION TO
                                                               FINANCIAL
                                 AS A % OF   AS A % OF       REPRESENTATIVE
                                   AMOUNT     OFFERING         AS A % OF
AMOUNT PURCHASED                  INVESTED      PRICE        OFFERING PRICE
------------------------------   ---------   ----------     ----------------
Less than $50,000                    3.09%        3.00%               2.75%
$50,000 to less than $100,000        2.04%        2.00%               1.75%
$100,000 to less than $250,000       1.01%        1.00%               0.90%
$250,000 to less than $500,000          0 *          0                0.50% **

* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the PROSPECTUS).

** The distributor may pay a financial representative a fee as follows: up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's Class A, B or C Shares. Some may establish higher minimum investment requirements than set forth in the PROSPECTUS. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold a Fund's Class A, B or C Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for these services. The PROSPECTUS relating to Class A, B or C Shares should be read in connection with such firms' material regarding their fees and services.

          The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Fund made at one time by any "purchaser." The term "purchaser" includes:

            o an individual, the individual's spouse or domestic partner, and the individual's children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

            o any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% of more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

            o a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual or an immediate family member;

            o a Uniform Gifts to Minors Act/Uniform Transfer to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former directors/Trustees of the Funds, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for hid or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers ("RIAs") on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans and employee benefit plans sponsored by an employer and pension plans; (6) Class A shares acquired when dividends and distributions are reinvested in the Fund and (7) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.


          For the fiscal year ended October 31, 2003, CSAMSI received $14,111, $25,764, and $15,729 on the sale of Class A shares of the Fixed Income Fund, Global Fixed Income Fund and the New York Municipal Fund, respectively, of which CSAMSI retained $1,229, $14,877, and $7,401, respectively. For the fiscal year ended October 31, 2003, CSAMSI did not receive any fees on contingent deferred sales charges on redemptions of Class A shares of the Fixed Income Fund, Global Fixed Income Fund, or the New York Municipal Fund. For the fiscal year ended For the fiscal year ended October 31, 2003, CSAMSI received $28,017 and $1,514 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fixed Income Fund.


REDEMPTIONS.

          Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Fixed Income Fund, and certain redemptions of Class A shares of the Funds.

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the PROSPECTUS, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.

          SPECIAL PROVISIONS APPLICABLE TO FIXED INCOME FUND CLASS A, B AND C SHARES ONLY.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

                                               CONTINGENT DEFERRED
                                               SALES CHARGE AS A
                                            PERCENTAGE OF THE LESSER
           YEAR SINCE PURCHASE PAYMENT        DOLLARS INVESTED OR
                    MADE                       REDEMPTION PROCEEDS
          ----------------------------      ------------------------
          FIRST.......................                  4.0%
          SECOND......................                  3.0%
          THIRD.......................                  2.0%
          FOURTH......................                  1.0%
          FIFTH.......................                  0.0%
          SIXTH.......................                  0.0%
          SEVENTH.....................                  0.0%

          For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2004 will be eligible for the second year's charge if redeemed on or after October 1, 2005. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.


                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares as described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. Each Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

          Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

          Each Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive or short-term trading. If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Funds are intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Fund and its shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Funds' efforts to curb market timing may not be entirely successful. In particular, a Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, a Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests.

Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

THE FUNDS

          Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

SPECIAL TAX CONSIDERATIONS REGARDING THE FIXED INCOME FUND AND THE GLOBAL FIXED INCOME FUND

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Fixed Income Fund and the Global Fixed Income Fund.

          A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          ZERO COUPON SECURITIES. A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of a Fund.

          CONSTRUCTIVE SALES. The so-called "constructive sale" provisions of the Code apply to activities by a Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          STRADDLES. The options transactions that a Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to a Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

          OPTIONS AND SECTION 1256 CONTRACTS. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, a Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of a Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

          A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

          SWAPS. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

          Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          FOREIGN TAXES. Dividends and interest (and in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fixed Income Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. The Global Fixed Income Fund, however, may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and (iii) more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Global Fixed Income Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Global Fixed Income Fund will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

SPECIAL TAX CONSIDERATIONS REGARDING THE NEW YORK MUNICIPAL FUND

          Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed for U.S. federal income tax purposes or for New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from certain "private activity bonds" may not retain its tax-exempt status for federal income tax purposes in the hands of a shareholder who is a "substantial user" (or person related thereto) of a facility financed by such bonds (although similar rules generally do not apply for purposes of New York State and New York City personal income taxes). Prospective investors should consult their own tax advisors as to whether they are "substantial users" with respect to a facility or related to such users within the meaning of the code.

          Under the Code, interest on "specified private activity bonds" issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the federal alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Moreover, all exempt interest dividends are included in the adjusted current earnings of a corporation for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including in the case of a corporation the adjustment for adjusted current earnings and the tax preference for tax-exempt interest on specified private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for individuals filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of a federal or state alternative minimum tax to their tax situations.

          In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to the federal branch profits tax or the federal excess net passive income tax.

          Dividends paid by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned by the Fund on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York State and New York City personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned by the Fund on that day.

          It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to New York State corporate franchise tax or New York City business income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from New York State or New York City personal income tax.

TAXATION OF U.S. SHAREHOLDERS

          DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any taxable dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other taxable dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by the New York Municipal Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. None of the Funds expect that a significant portion--and the New York Municipal Fund does not expect that any portion--of its dividends will be treated as "qualified dividend income," which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains.

          Dividends and distributions paid by a Fund generally will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

          BACKUP WITHHOLDING. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

          NOTICES. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXATION. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

          Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

          THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                        INDEPENDENT AUDITORS AND COUNSEL


          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Funds. The financial statements for the fiscal year ended October 31, 2003 that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Funds and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


          As of December 31, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:




                                         COMMON     ADVISOR     CLASS A    CLASS B   CLASS C
  NEW YORK MUNICIPAL FUND                SHARES     SHARES      SHARES     SHARES    SHARES
                                         ------     -------     -------    -------   -------
Charles Schwab & Co., Inc. *             30.22%                  36.80%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp. *            18.79%
FBO Customers
Church St. Station
P.O. Box 3908 New York, NY 10008-3908

Pershing LLC *                                                   25.52%
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith                              10.80%
Inc. *
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486




                                         COMMON     ADVISOR     CLASS A     CLASS B  CLASS C
FIXED INCOME FUND                        SHARES      SHARES     SHARES      SHARES   SHARES
                                         ------     -------     -------     -------  -------
Charles Schwab & Co., Inc. *             38.52%                 33.51%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp. *             8.04%
FBO Customers
Church St. Station
P.O. Box 3908 New York,
NY 10008-3908




                                         COMMON     ADVISOR     CLASS A    CLASS B   CLASS C
 NEW YORK MUNICIPAL FUND                 SHARES     SHARES      SHARES     SHARES    SHARES
                                         ------     -------     -------    -------   -------
Citigroup Global Markets *                7.15%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Pershing LLC *                                        7.00%
P.O. Box 2052
Jersey City, NJ 07303-2052

Retirement Plan                                                   7.23%
Non-Legal Employees of
Simpson Thacher & Bartlett
Maryann Braverman
Accounting Department
425 Lexington Avenue
New York, NY 10017-3903

Beth Dater                                                        6.62%
555 Park Avenue
Apt. 9E New York, NY 10021-8166

Patterson & Co.                                                   5.30%
FBO RCR/COLL
Acct 6728003132
1525 W WT Harris Blvd.
Charlotte, NC 28288-0001

Pershing LLC *                                                                         5.58%
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC *                                                                         5.37%
P.O. Box 2052
Jersey City, NJ 07303-2052




GLOBAL FIXED INCOME FUND                 COMMON     ADVISOR     CLASS A    CLASS B   CLASS C
                                         SHARES     SHARES      SHARES     SHARES    SHARES
                                         ------     -------     -------    -------   -------
IBJ Funds Distributor Inc.                           85.76%
Attn: Georgette Horton
90 Park Avenue, Floor 10
New York, NY 10016-1324




                                         COMMON     ADVISOR     CLASS A    CLASS B   CLASS C
 NEW YORK MUNICIPAL FUND                 SHARES     SHARES      SHARES     SHARES    SHARES
                                         ------     -------     -------    -------   -------
Circle Trust Company                                 13.10%
Cust. for Boston Communications Group
Inc.
Metro Center
Bin # Boston Co.
1 Station Place
Stamford, CT 06902-6800

Charles Schwab & Co., Inc. *             19.76%                  56.48%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Citigroup Global Markets Inc. *          15.29%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Fidelity Investments Institutional *     18.77%
Operations Center as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

Nat'l Financial Svcs. Corp. *             9.18%
FBO Customers
Church Street Station
P.O. Box 3908 New York, NY 10008-3908

Prudential Securities Inc.                                       13.34%
For Exclusive Benefit of Customers
PC Attn Mutual Funds
1 New York Plaza
New York, NY 10004-1901

Merrill Lynch Pierce Fenner & Smith                               5.68%
Inc.
Building 1 Team A Floor 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486


* The Funds believe that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

          Each Fund's audited annual report for the Common Class, the Advisor Class and the Class A, Class B and Class C shares, as applicable, dated October 31, 2003, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A

                               PROXY VOTING POLICY

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

          Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals not

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addressed by the Policy. ISS will also provide CSAM with issue analysis and vote recommendation for the proxy proposals addressed by the Policy.

          Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm m writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

          o  a copy of the Policy;

          o  a copy of each proxy statement received on behalf of CSAM clients;

          o  a record of each vote cast on behalf of CSAM clients;

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          o  a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

          o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

          CSAM reserves the right to maintain certain required proxy records with ISS m accordance with all applicable regulations.

DISCLOSURE

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

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                               PROXY VOTING POLICY

OPERATIONAL ITEMS

          Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

          Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

          Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

          Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote for shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

          Board of Directors

          Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have

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tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-bycase basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if, (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

          Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

          Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, appointed from the ranks of the independent board members with clearly delineated duties; (2) majority of independent directors; (3) all independent key committees; (4) committee chairpersons nominated by the independent directors; (5) CEO performance is reviewed annually by a committee of outside directors; (6) established governance guidelines; or (7) company performance.

          Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board

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composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.

          Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

          PROXY CONTESTS

          Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

          Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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          ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

          Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

          Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

          Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

          Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

          Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

          MERGER AND CORPORATE RESTRUCTURING

          Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases

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          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

          Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

          Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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          Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

          Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

          Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after

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evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved. Recapitalization Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity, (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

          Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

          CAPITAL STRUCTURE

          Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

          Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

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          Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

          Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

          Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

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          Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

          Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

          EXECUTIVE AND DIRECTOR COMPENSATION

          Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

          Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-fordollar cash for stock exchange should be determined on a case-by-case basis.

          Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

          Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) valuefor-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is

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ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value;
(2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

          Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

          Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

          401 (k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

          Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote on a case-by-ease basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Performance-Based Stock Option Proposals

          Vote case-by-case on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).

          Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

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          Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

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                                   APPENDIX B

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM NOTE RATINGS

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

MUNICIPAL OBLIGATIONS RATINGS

          The following summarizes the ratings used by S&P for Municipal
Obligations:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the highest four municipal ratings used by
Moody's:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits
         --------

Exhibit No.        Description of Exhibit
-----------        -----------------------

         a(1)  Agreement and Declaration of Trust dated December 23, 1986. 1

          (2) Amendments to Agreement and Declaration of Trust dated February 6, 1995, February 19, 1992, February 3, 1992, May 9, 1990 and
               February 18, 1987. 1

          (3)  Certificate of Amendment dated January 15, 1997. 2

          (4)  Certificate of Amendment dated February 26, 2001. 3

          (5) Certificate of Authorization, Establishment and Designation of Class of Shares dated October 23, 2001. 3

          (6)  Certificate of Amendment dated October 16, 2001. 4

          (7) Certificate and Instrument of Amendment to the Amendment and Declaration of Trust dated June 17, 2002. 5


          (8) Certificate and Instrument of Amendment to the Amendment and Declaration of Trust dated June 18, 2003.


         b(1)  Second Amended and Restated By-Laws as adopted May 5, 1995. 1

-----------------------

1 Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, filed on January 16, 1996 (Securities Act File No. 33-11075).

2 Incorporation by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed on February 11, 1997 (Securities Act File No. 33-11075).

3 Incorporated by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed on November 8, 2001 (Securities Act File No. 33-11075).

4 Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed on February 14, 2002 (Securities Act File No. 33-11075).


5 Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed on February 24, 2003 (Securities Act File No. 33-11075)

Exhibit No.        Description of Exhibit
-----------        -----------------------

          (2)  Amendment to the By-Laws as adopted February 6, 1998. 6

          (3)  Amended By-Laws as adopted February 5, 2001.

          (4)  Amendment to By-Laws as adopted March 7, 2001. 3

          (5)  Amendment to By-Laws as adopted December 12, 2001.4


          (6)  Amended and Restated By-Laws as adopted February 12, 2002.5


          c    Form of Stock Certificates. 7


          d    Investment Advisory Agreement dated July 6, 1999. 5


         e(1 ) Distribution Agreement with Credit Suisse Asset Management
               Securities, Inc. ("CSAMSI") dated August 1, 2000. 8


          (2) Amendment to Distribution Agreement with CSAMSI dated October 2, 2001. 5


          f    Not applicable.

          g(1) Custodian Agreement with State Street Bank and Trust Company
               ("State Street") dated October 20, 2000. 9


          (2) Amendment to Custodian Agreement with State Street dated April 26, 2001. 10



----------------------------
6 Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on February 17, 1998 (Securities Act File No. 33-11075).


7 Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 14, 1995 (Securities Act File No. 33-58125).

8 Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

9 Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

10 Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

Exhibit No.        Description of Exhibit
-----------        -----------------------


          (3) Amendment to Custodian Agreement with State Street dated May 16, 2001. 10

          (4) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. 10

         h(1)  Co-Administration Agreement with CSAMSI dated November 1, 1999. 5

          (2) Amendment to Co-Administration Agreement with CSAMSI dated April 26, 2001.11

          (3) Amendment to Co-Administration Agreement with CSAMSI dated October 2, 2001. 11

          (4) Amendment to Co-Administration Agreement with CSAMSI dated February 13, 2003. 11

          (5) Co-Administration Agreement with State Street dated March 18, 2002. 12

          (6)  Forms of Services Agreements. 13

          (7) Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") dated February 1, 2001. 5

          (8) Amendment to Transfer Agency and Service Agreement with BFDS dated December 31, 2002. 5


         i(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund. 14


-------------------------
11 Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Credit Suisse Institutional Fixed Income Fund, Inc. filed on December 23, 2003 (Securities Act File No. 333-60673).

12 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554).

13 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

14 Incorporation by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed on February 24, 2000.

Exhibit No.        Description of Exhibit
-----------        -----------------------

          (2) Opinion of Sullivan & Worcester, Massachusetts counsel to the Fund. 1

         j(1)  Consent of PricewaterhouseCoopers LLP, Independent Auditors.

          (2)  Powers of Attorney.

          k    Not applicable.


         l(1)  Purchase Agreement dated March 1, 1987. 5

          (2)  Purchase Agreement dated October 2, 2001. 5

          m(1) Shareholder Servicing and Distribution Plan for Common Class
               Shares dated November 16, 2000. 5

          (2) Distribution Plan for Advisor Class Shares dated November 16, 2000. 5

          (3)  Class A Distribution Plan dated October 2, 2001. 15

          n    Not applicable.

          o    Amended Form of Rule 18f-3 Plan dated November 12, 2001. 15

          p    Amended Form of Code of Ethics dated February 14, 2003. 16


Item 24.          Persons Controlled by or Under Common Control with Registrant
                  -------------------------------------------------------------

                  From time to time, Credit Suisse Asset Management, LLC. ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has two wholly-owned subsidiaries: Warburg Pincus Asset

---------------------------


15 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse European Equity Fund, Inc., filed on November 8, 2001 (Securities Act File No. 333-60225).

16 Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on March 31, 2003 (Securities Act File No. 33-38125).

Management International, Inc., a Delaware corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25. Limitation of Liability and Indemnification
         --------------------------------------------

                  Registrant and officers and directors or trustees of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 26 of Part C of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed on February 11, 1997.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

                  CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

Item 27. Principal Underwriter
         ---------------------


                  (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital Funds; Credit Suisse Opportunity Funds; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Health Sciences Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse Japan Equity Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Short Duration Bond Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund and Credit Suisse Trust.


                  (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

                  (c)      None

Item 28  Location of Accounts and Records
         --------------------------------

                  (1)      Credit Suisse New York Municipal Fund
                           466 Lexington Avenue
                           New York, New York  10017-3140
                           (Fund's Agreement and Declaration of Trust, by-laws and minute books)

                  (2) Credit Suisse Asset Management Securities, Inc. 466 Lexington Avenue
                           New York, New York  10017-3140
                           (records relating to its functions as
                           co-administrator and distributor)

                  (3)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts 02110
                           (records relating to its functions as
                           co-administrator and custodian)

                  (4)      Credit Suisse Asset Management, LLC
                           466 Lexington Avenue
                           New York, New York  10017-3140
                           (records relating to its functions as
                           investment adviser)

                  (5)      Boston Financial Data Services, Inc.
                           2 Heritage Drive
                           North Quincy, Massachusetts 02171
                           (records relating to its functions as transfer agent and dividend disbursing agent)

Item 29. Management Services
         -------------------

         Not applicable.

Item 30. Undertakings
         ------------

         Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 20th day of February, 2004.


                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

                                      By:/s/Joseph D. Gallagher
                                         -----------------------
                                         Joseph D. Gallagher
                                         Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:




Signature                                                      Title                        Date
---------                                                      -----                        ----
/s/Joseph D. Gallagher                           Chairman and Chief Executive       February 20, 2004
----------------------                           Officer
Joseph D. Gallagher

/s/Michael A. Pignataro                          Treasurer and Chief Financial      February 20, 2004
---------------------------                      Officer
   Michael A. Pignataro

/s/William W. Priest*                            Trustee                            February 20, 2004
---------------------------
   William W. Priest

/s/Richard H. Francis*                           Trustee                            February 20, 2004
---------------------------
   Richard H. Francis

/s/Jeffrey E. Garten*                            Trustee                            February 20, 2004
---------------------------
   Jeffrey E. Garten

/s/James S. Pasman, Jr.*                         Trustee                            February 20, 2004
---------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*                          Trustee                            February 20, 2004
---------------------------
   Steven N. Rappaport

/s/Peter F. Krogh*                               Trustee                            February 20, 2004
------------------
   Peter F. Krogh

*By:/s/Michael A. Pignataro                                                         February 20, 2004
    -----------------------
     Michael A. Pignataro as Attorney-in-Fact


                                INDEX TO EXHIBITS


Exhibit No.     Description of Exhibit
-----------     -----------------------


        a(8) Certificate and Instrument of Amendment to the Amendment and Declaration of Trust dated June 18, 2003.

        b(3)    Amended By-Laws as adopted February 5, 2001.


        j(1)    Consent of PricewaterhouseCoopers LLP, Independent
                Auditors.

        (2)     Powers of Attorney.